DOCUMENT AND ENTITY INFORMATION	9 Months Ended
Jul. 31, 2011
Document Type	S-1
Amendment Flag	false
Document Period End Date	Jul 31, 2011
Entity Registrant Name	Advaxis, Inc.
Entity Central Index Key	0001100397
Entity Filer Category	Smaller Reporting Company

BALANCE SHEETS (USD $)	Jul. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
ASSETS
Cash	$ 1,814,188	$ 108,381	$ 659,822
Grant Receivable	0	244,479	0
Prepaid expenses	50,863	38,511	36,445
Other Current Assets	27,221	0
Total Current Assets	1,892,272	391,371	696,267
Deferred expenses	277,150	233,322	288,544
Property and Equipment (net of accumulated depreciation)	0	28,406	54,499
Intangible Assets (net of accumulated amortization)	2,265,738	2,125,991	1,371,638
Deferred Financing Cost	43,349	0	299,493
Other Assets	273,336	96,096	3,876
TOTAL ASSETS	4,751,845	2,875,186	2,714,317
LIABILITIES AND SHAREHOLDERS' DEFICIENCY
Accounts payable	2,454,501	2,586,008	2,368,716
Accrued expenses	1,076,571	647,125	917,250
Current portion of Deferred Rent	42,018
Notes payable - current portion, including interest payable	814,316	687,034	1,121,094
Total Current Liabilities	8,408,215	4,671,623	6,485,911
Deferred Rent	19,213	0
Long-term Convertible Notes	570,295	0
Common Stock Warrant	7,936,668	13,006,194	11,961,734
Total Liabilities	16,934,391	17,677,817	18,447,645
Shareholders' Deficiency:
Preferred stock			0
Common Stock	240,014	198,101	115,638
Additional Paid-In Capital	30,229,185	23,074,978	754,834
Promissory Note Receivable	(9,998,210)	(10,659,710)
Deficit accumulated during the development stage	(32,653,535)	(27,416,000)	(16,603,800)
Total Shareholders' Deficiency	(12,182,546)	(14,802,631)	(15,733,328)
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIENCY	$ 4,751,845	$ 2,875,186	$ 2,714,317

BALANCE SHEETS [Parenthetical] (USD $)	Jul. 31, 2011	Oct. 31, 2010	Oct. 31, 2009
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	5,000,000	5,000,000	5,000,000
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	500,000,000	500,000,000	500,000,000
Common stock, shares issued	240,014,765	198,100,817	115,638,243
Common stock, shares outstanding	240,014,765	198,100,817	115,638,243
Series B Preferred Stock [Member]
Preferred stock, shares issued	740	789	0
Preferred stock, shares outstanding	740	789	0
Series A Preferred Stock [Member]
Preferred stock, shares issued		0	0
Preferred stock, shares outstanding		0	0

STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		9 Months Ended		12 Months Ended		105 Months Ended	114 Months Ended
	Jul. 31, 2011	Jul. 31, 2010	Jul. 31, 2011	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Jul. 31, 2011
Revenue	$ 0	$ 176,768	$ 0	$ 264,002	$ 508,481	$ 29,690	$ 1,863,343	$ 1,863,343
Research & Development Expenses	1,958,518	847,995	6,392,919	2,930,033	4,904,298	2,315,557	15,077,839	21,470,758
General & Administrative Expenses	1,638,287	1,128,952	3,581,888	2,496,873	3,530,198	2,701,133	16,239,898	19,821,786
Total Operating expenses	3,596,805	1,976,947	9,974,807	5,426,906	8,434,496	5,016,690	31,317,737	41,292,544
Loss from Operations	(3,596,805)	(1,800,179)	(9,974,807)	(5,162,904)	(7,926,015)	(4,987,000)	(29,454,394)	(39,429,201)
Other Income (expense):
Interest expense	(1,769,974)	(316,385)	(2,721,020)	(3,629,592)	(3,814,863)	(851,008)	(5,750,354)	(8,471,374)
Other Income	(4,004)	31,287	53,603	48,088	80,161		326,618	380,221
Gain on note retirement	(115,396)	12,664	(109,492)	77,018	123,963	0	1,656,440	1,546,948
Net changes in fair value of common stock warrant liability and embedded derivative liability	9,127,394	4,127,643	7,134,709	(2,747,729)	445,576	5,845,229	4,648,573	11,783,282
Net Loss before benefit for income taxes	3,641,215	2,055,030	(5,617,007)	(11,415,119)	(11,091,178)	7,221	(28,573,117)	(34,190,124)
Income tax benefit	0	0	379,472	278,978	278,978	922,023	1,201,001	1,580,473
Net Income (Loss)	3,641,215	2,055,030	(5,237,535)	(11,136,141)	(10,812,200)	929,244	(27,372,116)	(32,609,651)
Dividends attributable to preferred shares	185,000	0	1,353,686	0	0	0	43,884	1,397,570
Net Income (Loss) applicable to Common Stock	$ 3,456,215	$ 2,055,030	$ (6,591,221)	$ (11,136,141)	$ (10,812,200)	$ 929,244	$ (27,416,000)	$ (34,007,221)
Net Income (Loss) per share, basic (in dollars per share)	$ 0.02	$ 0.01	$ (0.03)	$ (0.08)	$ (0.07)	$ 0.01
Net Income (Loss) per share, diluted (in dollars per share)	$ 0.01	$ 0.01	$ (0.03)	$ (0.08)	$ (0.07)	$ 0.01
Weighted average number of shares outstanding, basic (in shares)	228,375,277	166,101,987	212,269,995	139,132,168	150,928,808	113,365,584
Weighted average number of shares, diluted (in shares)	300,847,826	185,016,037	212,388,256	139,132,168	150,928,808	118,264,246

STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIENCY) (USD $)	Preferred Stock [Member]	Common Stock [Member]	Stock Subscription Receivable [Member]	Additional Paid-In Capital [Member]	Retained Earnings [Member]	Total
Balance at Dec. 31, 2001	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Stock issued	235,000	40		(40)		235,000
Stock issued (in shares)	3,418	40,000
Retroactive restatement to reflect re-capitalization	(235,000)	15,558		219,442
Retroactive restatement to reflect re-capitalization (in shares)	(3,418)	15,557,723
Options granted to professionals and consultants				10,493		10,493
Net Income (Loss)					(166,936)	(166,936)
Balance at Dec. 31, 2002		15,598		229,895	(166,936)	78,557
Balance (in shares) at Dec. 31, 2002		15,597,723
Options granted to employees and directors				8,484		8,484
Retroactive restatement to reflect re-capitalization	(15,969)			15,969
Retroactive restatement to reflect re-capitalization (in shares)	(232)
Common stock issued upon conversion of Bridge Notes	15,969					15,969
Common stock issued upon conversion of Bridge Notes (in shares)	232
Net Income (Loss)					(909,745)	(909,745)
Balance at Dec. 31, 2003		15,598		254,348	(1,076,681)	(806,735)
Balance (in shares) at Dec. 31, 2003		15,597,723
Options granted to employees and directors				5,315		5,315
Retroactive restatement to reflect re-capitalization	(43,884)			43,884
Retroactive restatement to reflect re-capitalization (in shares)	(638)
Stock dividend on preferred stock	43,884				(43,884)
Stock dividend on preferred stock (in shares)	638
Net Income (Loss)					(538,076)	(538,076)
Balance at Oct. 31, 2004		15,598		303,547	(1,658,641)	(1,339,496)
Balance (in shares) at Oct. 31, 2004		15,597,723
Options granted to employees and directors				64,924		64,924
Common stock issued upon conversion of Bridge Notes		2,136		611,022		613,158
Common stock issued upon conversion of Bridge Notes (in shares)		2,136,441
Issuance of Common Stock for cash, net of shares to Placement Agent		17,451		4,335,549		4,353,000
Issuance of Common Stock for cash, net of shares to Placement Agent (in shares)		17,450,693
Issuance of common stock to consultants		587		166,190		166,777
Issuance of common stock to consultants (in shares)		586,970
Issuance of common stock in connection with the registration statement		408		117,090		117,498
Issuance of common stock in connection with the registration statement (in shares)		409,401
Offering Expenses				(329,673)		(329,673)
Restatement to reflect re- capitalization				(88,824)		(88,824)
Net Income (Loss)					(1,805,789)	(1,805,789)
Balance at Oct. 31, 2005		37,686		5,178,319	(3,464,430)	1,751,575
Balance (in shares) at Oct. 31, 2005		37,686,428
Common stock issued upon conversion of Bridge Notes		1,767		298,233		300,000
Common stock issued upon conversion of Bridge Notes (in shares)		1,766,902
Issuance of common stock to consultants		557		139,114		139,674
Issuance of common stock to consultants (in shares)		556,240
Options granted to professionals and consultants				172,831		172,831
Options granted to employees and directors				71,667		71,667
Common stock issued to employees and directors		229		54,629		54,858
Common stock issued to employees and directors (in shares)		229,422
Net Income (Loss)					(6,197,744)	(6,197,744)
Balance at Oct. 31, 2006		40,239		5,914,793	(9,662,173)	(3,707,141)
Balance (in shares) at Oct. 31, 2006		40,238,992
Stock issued		59,228		9,321,674		9,380,902
Stock issued (in shares)		59,228,334
Common stock issued upon conversion of Bridge Notes		6,974		993,026		1,000,010
Common stock issued upon conversion of Bridge Notes (in shares)		6,974,202
Issuance of common stock to consultants		1,100		220,678		221,778
Issuance of common stock to consultants (in shares)		1,100,001
Offering Expenses				(2,243,535)		(2,243,535)
Options granted to professionals and consultants				268,577		268,577
Options granted to employees and directors				222,501		222,501
Common stock issued to employees and directors		416		73,384		73,800
Common stock issued to employees and directors (in shares)		416,448
Warrants issued to consultant				1,505,550		1,505,550
Net Income (Loss)					(2,454,453)	(2,454,453)
Balance at Oct. 31, 2007		107,957		16,276,648	(12,116,626)	4,267,979
Balance (in shares) at Oct. 31, 2007		107,957,977
Issuance of common stock to consultants		154		14,462		14,616
Issuance of common stock to consultants (in shares)		153,846
Offering Expenses				(78,013)		(78,013)
Options granted to professionals and consultants				(42,306)		(42,306)
Options granted to employees and directors				257,854		257,854
Common stock issued to employees and directors		996		85,005		86,001
Common stock issued to employees and directors (in shares)		995,844
Warrants issued to consultant				39,198		39,198
Common Stock Penalty Shares		212		31,566	0	31,778
Common Stock Penalty Shares (in shares)		211,853
Net Income (Loss)					(5,416,418)	(5,416,418)
Balance at Oct. 31, 2008		109,319		16,584,414	(17,533,044)	(839,311)
Balance (in shares) at Oct. 31, 2008		109,319,520
Issuance of common stock to consultants		2,596		49,383		51,979
Issuance of common stock to consultants (in shares)		2,595,944
Options granted to professionals and consultants				12,596		12,596
Options granted to employees and directors		0		467,304		467,304
Common stock issued to employees and directors		423		17,757		18,180
Common stock issued to employees and directors (in shares)		422,780
Common stock issued upon exercise of warrants		3,300		(3,300)		0
Common stock issued upon exercise of warrants (in shares)		3,299,999
Warrants classified as a liability				(12,785,695)		(12,785,695)
Issuance of common stock warrants				(3,587,625)		(3,587,625)
Net Income (Loss)					929,244	929,244
Balance at Oct. 31, 2009		115,638		754,834	(16,603,800)	(15,733,328)
Balance (in shares) at Oct. 31, 2009		115,638,243
Stock issued	0			6,828,293		6,828,293
Stock issued (in shares)	789
Options granted to employees and directors				455,166		455,166
Common stock issued upon conversion of Bridge Notes		15,414		3,306,677		3,322,091
Common stock issued upon conversion of Bridge Notes (in shares)		15,413,960
Common stock issued to employees and directors		750		114,750		115,500
Common stock issued to employees and directors (in shares)		750,000
Common stock issued upon exercise of warrants		62,265	(10,659,710)	18,647,522		8,050,077
Common stock issued upon exercise of warrants (in shares)		62,265,059
Issuance of common stock warrants				(7,693,230)		(7,865,520)
Common stock issued to Numoda		3,500		591,500		595,000
Common stock issued to Numoda (in shares)		3,500,000
Common stock issued to University of Pennsylvania		389		69,611		70,000
Common stock issued to University of Pennsylvania (in shares)		388,889
Common stock issued to former employees		145		(145)		0
Common stock issued to former employees (in shares)		144,666
Net Income (Loss)					(10,812,200)	(10,812,200)
Balance at Oct. 31, 2010	$ 0	$ 198,101	$ (10,659,710)	$ 23,074,978	$ (27,416,000)	$ (14,802,631)
Balance (in shares) at Oct. 31, 2010	789	198,100,817

STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIENCY) [Parenthetical] (USD $)	12 Months Ended
Oct. 31, 2005
Recapitalization Costs	$ 44,940

STATEMENTS OF CASH FLOWS (USD $)	9 Months Ended		12 Months Ended		105 Months Ended	114 Months Ended
	Jul. 31, 2011	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Jul. 31, 2011
OPERATING ACTIVITIES
Net Income (Loss)	$ (5,237,535)	$ (11,136,141)	$ (10,812,200)	$ 929,244	$ (27,372,116)	$ (32,609,651)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Non-cash charges to consultants and employees for options and stock	619,326	472,215	570,664	571,525	3,005,419	3,624,745
Amortization of deferred financing costs	0	0	0	0	260,000	260,000
Amortization of deferred expenses	(43,830)	169,344	212,952	61,456	274,408	230,578
Amortization of discount on Bridge Loans	455,619	528,989	550,040	123,846	673,886	1,129,505
Impairment of intangible assets	0	0	0	0	26,087	26,087
Non-cash interest expense	2,198,214	3,084,821	3,238,054	698,650	4,464,520	6,662,734
(Gain) Loss on change in value of warrants and embedded derivative	(7,134,709)	2,747,729	(445,576)	(5,845,229)	(4,648,573)	(11,783,282)
Warrant Expense	71,899	0	206,275	0	206,275	278,174
Value of penalty shares issued	0	0	0	0	149,276	149,276
Depreciation expense	28,406	28,771	38,528	36,648	167,266	195,672
Amortization expense of intangibles	99,274	69,794	100,420	74,508	462,352	561,626
Gain on note retirement	109,492	(77,018)	(123,963)	0	(1,656,440)	(1,546,948)
(Increase) in prepaid expenses	(12,352)	(19,540)	(2,066)	2,417	(38,510)	(50,864)
(Increase) decrease in grant receivable	244,479	0	(244,479)	0	(244,479)	0
(increase) in other current assets	(27,221)	0	(89,956)	0	(93,833)	(27,221)
Increase in deferred offering expenses	(23,500)					(23,500)
Increase in other assets	(140,222)	(45,824)				(234,053)
Increase in accounts payable	774,906	121,021	388,924	1,421,838	3,167,193	3,942,098
(Decrease) increase in accrued expenses	484,005	(11,745)	167,143	(109,540)	634,761	1,118,766
Increase in deferred rent	61,231	0				61,231
Increase (decrease) in interest payable	51,469	(171,200)	(178,700)	0	(160,409)	(108,940)
Net cash used in operating activities	(7,421,049)	(4,238,785)	(6,423,940)	(2,034,636)	(20,722,917)	(28,143,967)
INVESTING ACTIVITIES
Cash paid on acquisition of Great Expectations	0	0	0	0	(44,940)	(44,940)
Purchase of property and equipment	0	(11,369)	(12,436)	0	(150,093)	(150,093)
Cost of intangible assets	(239,019)	(672,220)	(854,773)	(308,749)	(2,619,382)	(2,858,401)
Net cash used in Investing Activities	(239,019)	(683,589)	(867,209)	(308,749)	(2,814,415)	(3,053,434)
FINANCING ACTIVITIES
Proceeds from convertible debenture	875,000	0	80,000	0	1,040,000	1,915,000
Cash paid for deferred financing costs	(25,000)	0	0	(299,493)	(559,493)	(584,493)
Payment on notes payable	(613,573)	(1,384,001)	(1,798,119)	(16,672)	(1,921,710)	(2,535,283)
Proceeds from notes payable	6,701,775	1,015,000	1,255,000	3,259,635	6,260,859	12,962,634
Net proceeds of issuance of Preferred Stock	1,342,672	4,487,827	7,032,827	0	7,267,827	8,610,499
Payment on cancellation of Warrants	0	0	0	0	(600,000)	(600,000)
Proceeds from exercise of Warrants	1,085,001	170,000	170,000	0	170,000	1,255,002
Net proceeds of issuance of Common Stock	0	0	0	0	11,988,230	11,988,230
Net cash provided by Financing Activities	9,365,875	4,288,826	6,739,708	2,943,469	23,645,713	33,011,589
Net increase (decrease) in cash	1,705,807	(633,548)	(551,441)	600,084	108,381	1,814,188
Cash at beginning of period	108,381	659,822	659,822	59,738	0	0
Cash at end of period	$ 1,814,188	$ 26,274	$ 108,381	$ 659,822	$ 108,381	$ 1,814,188

Supplemental Disclosures of Cash Flow Information (USD $)	9 Months Ended		12 Months Ended		105 Months Ended	114 Months Ended
	Jul. 31, 2011	Jul. 31, 2010	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2010	Jul. 31, 2011
Cash paid for Interest	$ 70,372	$ 288,842				$ 603,972
Equipment acquired under notes payable	0	0	0	0	45,580	45,580
Common stock issued to Founders	0	0	0	0	40	40
Notes payable and accrued interest converted to Preferred Stock	0	0	0	0	15,969	15,969
Stock dividend on Preferred Stock	0	0	0	0	43,884	43,884
Accounts Payable from consultants settled with Common Stock	0	0	0	51,978	51,978	51,978
Notes payable and embedded derivative liabilities converted to Common Stock	(1,638,673)	3,322,092	3,322,092	0	5,835,250	5,835,250
Intangible assets acquired with notes payable	0	0	0	0	360,000	360,000
Intangible assets acquired with common stock	0	70,000	70,000	0	70,000	70,000
Debt discount in connection with recording the original value of the embedded derivative liability	3,622,701	539,354	578,770	1,579,646	2,661,212	5,781,390
Allocation of the original secured convertible debentures to warrants	0	0	0	0	214,950	214,950
Allocation of the warrants on Bridge Notes as debt discount	778,052	639,735	712,036	940,511	1,652,547	2,430,599
Cancellation of Note Receivable in connection with Preferred Stock Redemption	(3,051,000)	0				(3,051,000)
Note Receivable in connection with the exercise of warrants	2,389,500	6,250,970	10,659,710	0	10,659,710	13,049,210
Warrants Issued in connection with issuance of Common Stock	0	0	0	0	1,505,550	1,505,550
Warrants Issued in connection with issuance of Preferred Stock	$ 0	$ 0	$ 0	$ 3,587,625	$ 3,587,625	$ 3,587,625

NATURE OF OPERATIONS AND BASIS OF PRESENTATION	9 Months Ended
Jul. 31, 2011
Accounting Policies [Abstract]
Business Description and Basis of Presentation [Text Block]
1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Nature of Operations

Advaxis is a biotechnology company developing the next generation of immunotherapies for cancer and infectious diseases. Our novel platform technology is designed to generate a comprehensive immune response by serving as its own adjuvant, directing antigen presentation, increasing tumor infiltrating killer T-cells, and decreasing Tregs/MDSCs in the tumor. Today, the Company has over fifteen (15) distinct constructs in various stages of development, directly developed by the Company and through strategic collaborations with recognized centers of excellence such as: the National Cancer Institute, Cancer Research – UK, the Wistar Institute, the University of Pennsylvania, and the Department of Homeland Security among others.

Since the Company’s inception in 2002, it has focused its initial development efforts upon immunotherapies targeting cervical cancer, its predecessor condition, cervical intraepithelial neoplasia, head and neck cancer, breast cancer, prostate cancer, and other cancers and infectious diseases. Although no products have been commercialized to date, research and development and investment continue to be placed behind the pipeline and the advancement of this technology. Pipeline development entails risk and expense. It is anticipated that ongoing operational costs for the Company will continue to increase significantly due to several ongoing clinical trials that began this fiscal year.

Basis of Presentation

The accompanying unaudited interim financial statements include all adjustments (consisting only of those of a normal recurring nature) necessary for a fair statement of the results of the interim period. The October 31, 2010 balance sheet is derived from the audited balance sheet included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010 (the “Form 10-K’). These interim financial statements should be read in conjunction with the Company’s financial statements and notes for the fiscal year ended October 31, 2010 included in the Form 10-K. The Company believes these financial statements reflect all adjustments (consisting only of normal, recurring adjustments) that are necessary for a fair presentation of its financial position and results of operations for the periods presented.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. There is a working capital deficiency, a shareholders’ deficiency and recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments to the carrying amount and classification of recorded assets and liabilities should the Company be unable to continue operations.  Management’s plans are to continue to raise additional funds through the sales of debt or equity securities. Results of operations for the interim periods presented are not necessarily indicative of results to be expected for the year.

PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Oct. 31, 2010
Accounting Policies [Abstract]
Business Description and Accounting Policies [Text Block]
1. PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Advaxis, Inc. (the "Company") was incorporated in 2002 and is a biotechnology company researching and developing new cancer-fighting techniques. The Company is in the development stage and its operations are subject to all of the risks inherent in an emerging business enterprise.

The preparation of financial statements in accordance with GAAP involves the use of estimates and assumptions that affect the recorded amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ substantially from these estimates. Significant estimates include the fair value and recoverability of the carrying value of intangible assets (patents and licenses) the fair value of options, the fair value of embedded conversion features, warrants, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates.

The Company’s products are being developed and have not generated significant revenues. As a result, the Company has suffered recurring losses and its liabilities exceed its assets which raises substantial doubt about our ability to continue as a going concern. These losses are expected to continue for an extended period of time. The Company intends to continue raising funds through the sale of both debt and equity in order to continue funding ongoing clinical trials activity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  There is a working capital deficiency and recurring losses that raise substantial doubt about its ability to continue as a going concern.  The financial statement does not include any adjustments to the carrying amount and classification of recorded assets and liabilities should we be unable to continue operations.

Revenue from license fees and grants is recognized when the following criteria are met; persuasive evidence of an arrangement exists, services have been rendered, the contract price is fixed or determinable, and collectability is reasonably assured. In licensing arrangements, delivery does not occur for revenue recognition purposes until the license term begins. Nonrefundable upfront fees received in exchange for products delivered or services performed that do not represent the culmination of a separate earnings process will be deferred and recognized over the term of the agreement using the straight line method or another method if it better represents the timing and pattern of performance. Since its inception and through October 31, 2010 all of the Company’s revenues have been from grants. For the years ended October 31, 2010 and 2009, all of the Company’s revenues were received from multiple grants.

For revenue contracts that contain multiple elements, revenue arrangements with multiple deliverables are divided into separate units of accounting if the delivered item has value to the customer on a standalone basis and there is objective and reliable evidence of the fair value of the undelivered item.

The Company maintains its cash in bank deposit accounts (money market) that at times exceed federally insured limits.

Equipment is stated at cost. Depreciation and amortization are provided for on a straight-line basis over the estimated useful life of the asset ranging from 3 to 5 years. Expenditures for maintenance and repairs that do not materially extend the useful lives of the respective assets are charged to expense as incurred. The cost and accumulated depreciation and/or amortization of assets retired or sold are removed from the respective accounts and any gain or loss is recognized in operations.

Intangible assets, which consist primarily of legal and filing costs in obtaining patents and licenses and are being amortized on a straight-line basis over 20 years.

We review our long-lived assets for impairment whenever events and circumstances indicate that the carrying value of an asset might not be recoverable and its carrying amount exceeds its fair value, which is based upon estimated undiscounted future cash flows. Net assets recorded on the balance sheet for patents and licenses related to ADXS11-001, ADXS31-142, ADXS31-164 and other products are in development. However, if a competitor were to gain FDA approval for a treatment before us or if future clinical trials fail to meet the targeted endpoints, we would likely record an impairment related to these assets. In addition, if an application is rejected or fails to be issued we would record an impairment of its estimated book value.

Net Loss Per Share

Basic net income or basic net loss per common share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the periods. Diluted earnings per share give effect to dilutive options, warrants, convertible debt and other potential common stock outstanding during the period. Therefore, in the case of a net loss the impact of the potential common stock resulting from warrants, outstanding stock options and convertible debt are not included in the computation of diluted loss per share, as the effect would be anti-dilutive. In the case of net income the impact of the potential common stock resulting from these instruments that have intrinsic value are included in the diluted earnings per share. The table sets forth the number of potential shares of common stock that have been excluded from diluted net loss per share. The warrants (excluding approximately 15.8 million warrants held by an affiliate of Optimus (as defined below) include anti-dilutive provisions to adjust the number and price of the warrants based on certain types of equity transactions.

	As of October 31,
	2010	2009
Warrants	103,139,628	127,456,301
Stock Options	26,467,424	7,881,591
Convertible Debt (using the if-converted method)	4,358,176	49,749,280
Total	133,965,228	185,087,172

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. Future ownership changes may limit the future utilization of these net operating loss and research and development tax credit carry-forwards as defined by the Internal Revenue Code. The amount of any potential limitation is unknown. The net deferred tax asset has been fully offset by a valuation allowance due to our history of taxable losses and uncertainty regarding our ability to generate sufficient taxable income in the future to utilize these deferred tax assets.

Accounts payable consists entirely of trade accounts payable

Research and Development Expenses

Research and development expenses include, but are not limited to, payroll and personnel expenses, lab expenses, clinical trial and related clinical manufacturing costs, facilities and related overhead costs.

Accounting for Stock-Based Compensation

Stock-based compensation is estimated at the grant date based on the award’s fair value as calculated by the Black-Scholes-Merton option-pricing model (hereinafter referred to as the “BSM model”) and is recognized as expense over the requisite service period. The BSM model requires various assumptions including volatility, forfeiture rates and expected option life. If any of the assumptions used in the BSM model change significantly, stock-based compensation expense may differ materially in the future from that recorded in the current period. See Note 5 for information on stock-based compensation expense incurred in the years ending October 31, 2010 and 2009.

Warrant Liability/Embedded Derivative Liability

The Company has outstanding Warrants and convertible features (Embedded Derivatives) in its outstanding Senior and Junior Subordinated Promissory Notes.  We refer to all Senior Convertible Promissory Notes and Junior Subordinated Convertible Promissory Notes as “Bridge Notes”. The Warrants and Embedded Derivatives are recorded at their relative fair values at issuance and will continue to be recorded at fair value each subsequent balance sheet date. Any change in value between reporting periods will be recorded at each reporting date. Both derivatives will continue to be reported until such time as they are exercised, expire, or mature at which time these derivatives will be adjusted to fair value and reclassified from liabilities to equity.

 In April 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-17, Revenue Recognition—Milestone Method (Topic 605) - Milestone Method of Revenue Recognition - a consensus of the FASB Emerging Issues Task Force . This ASU provides guidance to vendors on the criteria that should be met for determining whether the milestone method of revenue recognition is appropriate. This guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted.  The Company has not yet begun to generate revenues that contain milestone payments, as it is still a pre-revenue, development stage company.  ASU 2010-17 will be reviewed and implemented, if applicable to the company’s revenue arrangements, in the fiscal year in which the company begins to generate revenues.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended
Jul. 31, 2011
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material. The most significant estimates impact the following transactions or account balances: stock compensation, liabilities (including the embedded derivative liability), warrant valuation, impairment of intangibles, fixed assets and projected operating results.

Net Loss Per Share

Basic net income or basic net loss per common share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the periods. Diluted earnings per share give effect to dilutive options, warrants, convertible debt and other potential common stock outstanding during the period. Therefore, in the case of a net loss the impact of the potential common stock resulting from warrants, outstanding stock options and convertible debt are not included in the computation of diluted loss per share, as the effect would be anti-dilutive. In the case of net income the impact of the potential common stock resulting from these instruments that have intrinsic value are included in the diluted earnings per share. The table sets forth the number of potential shares of common stock that have been excluded from diluted net income per share. In the calculation of diluted weighted average number of shares (for the three months ending July 31, 2011) approximately 52.3 million shares were included from convertible debt and 20.2 million shares from in-the-money warrants.  Approximately 53.5 million warrants (excluding approximately 25.6 million warrants held by an affiliate of Optimus) include anti-dilutive provisions to adjust the number and price of the warrants based on certain types of equity transactions.

	As of July 31,
	2011	2010
Warrants	96,994	40,550,218
Stock Options	27,317,424	-
Total	27,414,418	40,550,218

The following table sets forth information to compute earnings per share:

	Three Months Ended
	July 31,
	2011	2010
	(in thousands except share & per share data)
Basic net income (loss)	$3,456	$2,055
Less Income from Change in FV assuming note conversions	(2,217)	(261)
Add back unvested stock compensation expense	-	391
Add back interest expense assuming note conversion	1,747	119

Numerator for diluted income (loss) per share after assumed note conversion:	$2,986	$2,304
Weighted average common shares outstanding	228,375,277	166,101,987
Shares upon note conversion	52,321,063	6,205,716
Options	-	2,222,959
Warrants	20,151,486	10,485,375

Diluted weighted average common shares outstanding	300,847,826	185,016,037

Basic net income (loss) per share	$0.02	$0.01
Diluted net income (loss) per share	$0.01	$0.01

Research and Development Expenses

Research and development expenses include, but are not limited to, payroll and personnel expenses, lab expenses, clinical trial and related clinical manufacturing costs, facilities and related overhead costs.

Accounting for Stock-Based Compensation

Stock-based compensation is estimated at the grant date based on the award’s fair value as calculated by the Black-Scholes-Merton option-pricing model (hereinafter referred to as the “BSM model”) and is recognized as expense over the requisite service period. The BSM model requires various assumptions including volatility, forfeiture rates and expected option life. If any of the assumptions used in the BSM model change significantly, stock-based compensation expense may differ materially in the future from that recorded in the current period. See Note 5 for information on stock-based compensation expense incurred in the three months ending July 31, 2011.

Warrant Liability/Embedded Derivative Liability

The Company has outstanding Warrants and convertible features (Embedded Derivatives) in its outstanding Senior and Junior Subordinated Promissory Notes. In addition, the Company has outstanding Warrants and convertible features (Embedded Derivatives) on its short-term convertible promissory notes (May 2011 Notes) and an outstanding convertible feature (Embedded Derivative) on its long-term convertible promissory notes with accredited investors.  The Warrants and Embedded Derivatives are recorded at their relative fair values at issuance and will continue to be recorded at fair value each subsequent balance sheet date. Any change in value between reporting periods will be recorded at each reporting date. During the three months ended July 31, 2011, the Company reclassified some of its warrants from liabilities to equity resulting from the fact that the convertible promissory notes now, , have a fixed conversion price.  In addition, these warrants can only be settled through the issuance of shares and are not subject to anti-dilution provisions.  In the three months ended July 31, 2011, the Company reclassified approximately 498,000 warrants, valued at approximately  $58,000, from liabilities to equity.

The convertible features (Embedded Derivatives) and warrants, with anti-dilution provisions and variable settlement options, will continue to be reported as liabilities until such time as they are exercised, expire, or mature at which time these derivatives will be adjusted to fair value and reclassified from liabilities to equity.

Recent Accounting Pronouncements

In April 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-17, Revenue Recognition—Milestone Method (Topic 605) - Milestone Method of Revenue Recognition - a consensus of the FASB Emerging Issues Task Force . This ASU provides guidance to vendors on the criteria that should be met for determining whether the milestone method of revenue recognition is appropriate. This guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

INTANGIBLE ASSETS	9 Months Ended	12 Months Ended
	Jul. 31, 2011	Oct. 31, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]
3. INTANGIBLE ASSETS

Intangible assets primarily consist of legal and filing costs associated with obtaining patents and licenses. The license and patent costs capitalized primarily represent the value assigned to the Company’s 20-year exclusive worldwide license agreement with Penn which are amortized on a straight-line basis over their remaining useful lives which are estimated to be twenty years from the effective date of Penn Agreement dated July 1, 2002. The value of the license and patents are based on management’s assessment regarding the ultimate recoverability of the amounts paid and the potential for alternative future uses. This license now includes the exclusive right to exploit 32 patents issued and 33 patents pending and applied for in most of the largest markets in the world.

As of July 31, 2011, all gross capitalized costs associated with the licenses and patents filed and granted as well as costs associated with patents pending are  $2,745,368 as shown under license and patents on the table below. The expirations of the existing patents range from 2014 to 2023 but the expirations can be extended based on market approval if granted and/or based on existing laws and regulations. Capitalized costs associated with patent applications that are abandoned without future value are charged to expense when the determination is made not to pursue the application. No other patent applications with future value were abandoned and charged to expense in the current or prior year. Amortization expense for licensed technology and capitalized patent cost is included in general and administrative expenses.

Under the amended and restated agreement we are billed actual patent expenses as they are passed through from Penn and or billed directly from our patent attorney. The following is a summary of intangible assets as of the end of the following fiscal periods:
	(Unaudited)
	July 31, 2011	October 31, 2010
License	$651,992	$651,992
Patents	2,093,376	1,854,355
Total intangibles	2,745,368	2,506,347
Accumulated Amortization	(479,630)	(380,356)
Intangible Assets	$2,265,738	$2,125,991

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition exceeds its carrying amount. The amount of impairment loss, if any, is measured as the difference between the net book value of the asset and its estimated fair value.

3. INTANGIBLE ASSETS

Intangible assets primarily consist of legal and filing costs associated with obtaining patents and licenses. The license and patent costs capitalized primarily represent the value assigned to the Company’s 20-year exclusive worldwide license agreement with Penn which are amortized on a straight-line basis over their remaining useful lives which are estimated to be twenty years from the effective date of Penn Agreement dated July 1, 2002. The value of the license and patents are based on management’s assessment regarding the ultimate recoverability of the amounts paid and the potential for alternative future uses. This license now includes the exclusive right to exploit 32 patents issued and 33 patents pending and applied for in most of the largest markets in the world.

As of October 31, 2010, all gross capitalized costs associated with the licenses and patents filed and granted as well as costs associated with patents pending are  $2,506,347 as shown under license and patents on the table below. The expirations of the existing patents range from 2014 to 2023 but the expirations can be extended based on market approval if granted and/or based on existing laws and regulations. Capitalized costs associated with patent applications that are abandoned without future value are charged to expense when the determination is made not to pursue the application. No other patent applications with future value were abandoned and charged to expense in the current or prior year. Amortization expense for licensed technology and capitalized patent cost is included in general and administrative expenses.

Under the amended and restated agreement we are billed actual patent expenses as they are passed through from Penn and or billed directly from our patent attorney. The following is a summary of intangible assets as of the end of the following fiscal periods:

	October 31, 2010	October 31, 2009
License	$651,992	$571,275
Patents	1,854,355	1,080,299
Total intangibles	2,506,347	1,651,574
Accumulated Amortization	(380,356)	(279,936)
Intangible Assets	$2,125,991	$1,371,638

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition exceeds its carrying amount. The amount of impairment loss, if any, is measured as the difference between the net book value of the asset and its estimated fair value.

NOTES PAYABLE AND DERIVATIVE INSTRUMENTS	9 Months Ended
Jul. 31, 2011
Notes Payable and Derivative Instruments [Abstract]
Notes Payable and Derivative Instruments [Text Block]
4. NOTES PAYABLE AND DERIVATIVE INSTRUMENTS

Moore Notes

On September 22, 2008, Advaxis entered into an agreement (the “Moore Agreement”) with the Company’s Chief Executive Officer, Thomas Moore, pursuant to which the Company agreed to sell senior promissory notes to Mr. Moore, from time to time (“the Moore Notes”). On June 15, 2009, Mr. Moore and the Company amended the Moore Notes to increase the amounts available pursuant to the Moore Agreement from  $800,000 to  $950,000 and change the maturity date of the Moore Notes from June 15, 2009 to the earlier of January 1, 2010 or the Company’s next equity financing resulting in gross proceeds to the Company of at least  $6 million.

On February 15, 2010, we agreed to amend the terms of the Moore Notes such that (i) Mr. Moore may elect, at his option, to receive accumulated interest thereon on or after March 17, 2010, (ii) we would begin to make monthly installment payments of  $100,000 on the outstanding principal amount beginning on April 15, 2010; provided, however, that the balance of the principal will be repaid in full on consummation of our next equity financing resulting in gross proceeds to us of at least  $6.0 million and (iii) we would retain  $200,000 of the repayment amount for investment in our next equity financing.

On March 17, 2011, in connection with a loan made by our Chief Executive Officer, Thomas A. Moore, to us in the amount of  $230,000, we agreed to further amend and restate the terms of the amended and restated senior promissory note held by Mr. Moore (the “Moore Notes”) .  Under the terms of the amended and restated Moore Notes: (i) the maturity date is the earlier of (x) the date of consummation of an equity financing by us in an amount of  $6.0 million or more and (y) the occurrence of any event of default as defined in the Moore Notes, (ii) Mr. Moore may elect, at his option, to receive accumulated interest thereon on or after April 15, 2011, (iii) we will make monthly installment payments of  $100,000 on the outstanding principal amount beginning on June 15, 2011, and (iv) we may retain, at the option of Mr. Moore,  $200,000 of the repayment amount for investment in our next equity financing.

For the three and nine months ending July 31, 2011, the Company paid Mr. Moore  $200,000 in principal and approximately  $5,500 in interest.  As of July 31, 2011, the Company was not in default under the terms of the Moore Agreement.  As of July 31, 2011, the Company owed Mr. Moore approximately  $673,000 in principal and approximately  $115,000 in accrued interest under the Moore Notes.

Senior Convertible Promissory Notes

Effective June 18, 2009, the Company entered into a Note Purchase Agreement with certain accredited investors, pursuant to which such investors acquired senior convertible promissory notes of the Company.  At July 31, 2011, the Company had one outstanding senior convertible promissory note with  $88,824 in principal value and  $26,471 in accrued interest remaining.  During August 2011, the Company received a notice of intent to convert the principal and accrued interest on this outstanding senior convertible promissory note into shares of the Company’s common stock.  On August 19, 2011, the Company issued 768,633 shares of common stock to this investor in full satisfaction of this senior convertible promissory note.

Junior Subordinated Convertible Promissory Notes

At October 31, 2010, the Company had approximately  $688,000 in outstanding principal related to its Junior Subordinated Convertible Promissory Notes.  During the nine months ended July 31, 2011, the Company entered into  Junior Subordinated Convertible Promissory Notes in the aggregate principal value of   $1,886,851 ( $11,765 during the current three month period ended July 31, 2011) for aggregate net purchase prices of  $1,670,000 ( $10,000 during the current three month period ended July 31 2011).  These notes had maturity dates ranging from December 31, 2010 to October 31, 2012 (the note entered into during the current three month period ended July 31, 2011 had a maturity date of May 12, 2012).

During the nine month period ended July 31, 2011, the Company repaid approximately  $374,000 in principal and interest (approximately  $26,300 during the current three month period ended July 31, 2011).

In May 2011, the Company converted or had investors agree to convert approximately  $1,167,000 of principal and interest on these outstanding junior subordinated convertible promissory notes into shares of the Company’s common stock.

As of July 31, 2011, the Company had approximately  $1,045,000 in outstanding junior subordinated convertible promissory notes with Original Issue Discount (“OID”) amounts ranging from 5% to 15% and with maturity dates ranging from August 1, 2011 to May 12, 2012.

We refer to all Senior Convertible Promissory Notes and Junior Subordinated Convertible Promissory Notes as “Bridge Notes”.

The Bridge Notes are convertible into shares of the Company’s common stock at an exercise price contingent on the completion of an equity financing. For every dollar invested in our Bridge Notes, each Investor received warrants to purchase between 1½ and 2 ½ shares of common stock (the “Bridge Warrants”) subject to adjustments upon the occurrence of certain events as more particularly described below and in the form of Warrant. As of July 31, 2011, substantially all of the Bridge Warrants have an exercise price of  $.15 per share. The Bridge Notes may be prepaid in whole or in part at the option of the Company without penalty at any time prior to the Maturity Date. The warrants may be exercised on a cashless basis under certain circumstances.

May 2011 Note Financing

On May 9, 2011, we entered into a Note Purchase Agreement with certain accredited investors, whereby the Company issued to investors acquired approximately  $7.1 million of our convertible promissory notes, which we refer to as the May 2011 Notes, for an aggregate purchase price of approximately  $6.0 million in a private placement.  The May 2011 Notes were issued with an original issue discount of 15%. Each investor paid  $0.85 for each  $1.00 of principal amount of May 2011 Notes purchased at the closing on May 12, 2011. The May 2011 Notes are convertible into shares of our common stock, at a per share conversion price equal to  $0.15. Additionally, each investor received a warrant to purchase such number of shares of our common stock equal to 50% of such number of shares of our common stock issuable upon conversion of the May 2011 Note at an exercise price of  $0.15 per share.

The May 2011 Notes mature on May 12, 2012. We may redeem the May 2011 Notes, at the option of the Company only, under certain circumstances. The warrants are exercisable at any time on or before May 12, 2014. The warrants may be exercised on a cashless basis under certain circumstances.  To the extent an investor does not elect to convert its May 2011 Notes as described above, the principal amount not so converted on or prior to the maturity date shall be payable in cash on the maturity date.

The May 2011Notes may be converted by the investors, at the option of such investor, in whole or in part. However, except as otherwise provided, only 85% of the initial principal amount of each May 2011 Note is convertible prior to maturity. The May 2011 Notes and warrants include a limitation on conversion or exercise, which provides that at no time will an investor be entitled to convert any portion of the May 2011 Notes or exercise any of the warrants, to the extent that after such conversion or exercise, such investor (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of our common stock as of such date.

In connection with the May 2011 offering, we entered into a Registration Rights Agreement, dated as of May 9, 2011 with the investors. Pursuant to such agreement, we agreed with the investors to provide certain rights to register under the Securities Act of 1933, as amended, the shares of our common stock issuable upon any conversion of the May 2011 Notes and the exercise of the warrants, and agreed to file a registration statement within 45 days of the closing of the May 2011 offering to register the offering of the shares of our common stock issuable upon conversion of the May 2011 Notes and the exercise of the warrants.

Rodman & Renshaw, LLC acted as the exclusive placement agent in connection with the May 2011 offering and received compensation of a cash placement fee equal to 6% of the aggregate purchase price paid by investors in the May 2011 offering amounting to  $360,000 and warrants to purchase 1,887,448 shares of our common stock, which warrants are exercisable at  $0.15 per share and shall expire on May 12, 2014.

During the three months ending July 31, 2011, the Company converted approximately  $671,500 of principal on these outstanding May 2011 Notes into 4,476,665 shares of the Company’s common stock.

We refer to all convertible promissory notes with a maturity date less than one year (both the Bridge Notes and May 2011 Notes) collectively as “Short-term Convertible Promissory Notes”

Activity related to the Short-term Convertible Promissory Notes from issuance is as follows:
Convertible Notes – Principal Value – Issued	$13,712,879
Principal payments on Bridge Notes	(1,916,104)
Note Conversions	(4,256,820)
Original Issue Discount, net of accreted interest	(1,312,241)
Fair Value of Attached Warrants at issuance	(4,617,096)
Fair Value of Embedded Derivatives at issuance	(5,331,114)
Accreted interest on embedded derivative and warrant liabilities	6,654,706

Convertible Notes- as of July 31, 2011	$2,934,210
Embedded Derivatives Liability at July 31, 2011	1,086,599
Short-Term Convertible Notes and fair value of embedded derivative	$4,020,809

BioAdvance Note

BioAdvance Biotechnology Greenhouse of Southeastern Pennsylvania Notes (“BioAdvance”) received notes from the Company for  $10,000 dated November 13, 2003 and  $40,000 dated December 17, 2003 that were each due on the fifth anniversary date thereof.  The Company owed approximately  $40,000 in principal and  $13,630 in interest to BioAdvance.  In May 2011, the Company repaid BioAdvance   $50,000 in full satisfaction of the outstanding note.

Long-term Convertible Promissory Notes

On April 28, 2011, Advaxis, Inc. issued and sold to an accredited investor a convertible promissory note of the Company (“Long-term Convertible Promissory Notes”) in the aggregate principal amount of  $500,000 (together with the related ancillary documents, the “ A-Note ”) in return for the payment in cash from the Investor of  $500,000.  The A-Note bears interest in the form of a one time interest charge of 8% of the principal amount of the A-Note, payable with the A-Note’s aggregate principal amount outstanding on the maturity date, April 28, 2014.  The A-Note is convertible, in whole or in part, into shares of the Company’s common stock,  $0.001 par value. at a per share conversion price equal to 80% of the average of the two lowest trade prices for the Common Stock in the 20 trading days previous to the effective date of each such conversion, subject to a conversion floor of  $0.15.  The A-Note may be prepaid by the Company without penalty beginning twelve months after issue date of the A-Note.  To the extent the Investor does not elect to convert the A-Note as described above, the principal amount of the A-Note not so converted shall be payable in cash on the maturity date.

On April 28, 2011, the Company also issued and sold to the same accredited investor a convertible promissory note of the Company (“Long-term Convertible Promissory Notes”) in the aggregate principal amount of  $800,000 (together with the related ancillary documents, the “ B-Note ” and together with the A-Note, the “ Company Notes ”). The B-Note bears interest in the form of a one time interest charge of 8% of the principal amount of the B-Note, payable with the B-Note’s aggregate principal amount outstanding on the maturity date, April 28, 2014.  All or any portion of the aggregate principal and interest outstanding under the B-Note is convertible, at the option of the Investor from time to time (subject to the prior pre-payment of the such principal amount of the C-Note (as defined below) equal to the such principal amount of the B-Note subject to such conversion), into shares of Common Stock, at a per share conversion price equal to 80% of the average of the two lowest trade prices for the Common Stock in the 20 trading days previous to the effective date of each such conversion, subject to a conversion floor of  $0.15.

Concurrently with the issuance of the B-Note, the Investor issued and delivered to the Company a secured and collateralized promissory note (together with the related ancillary documents, the “ C-Note ”), which served as the sole consideration paid to the Company for the Company’s issuance of the B-Note to the Investor.  The C-Note was issued in the aggregate principal amount of  $800,000, bears interest in the form of a one time interest charge of 8% of the principal amount of the C-Note, payable with the C-Note’s aggregate principal amount outstanding on the maturity date, April 28, 2014.  The C-Note is to be secured by  $800,000 of an unspecified money market fund, or other assets, having a value of at least  $800,000.

Immediately after the purchase by the Investor of the B-Note for the C-Note, the Investor delivered to the Company the sum of  $80,000 in cash as a pre payment on the principal amount outstanding under the C-Note.  While no further mandatory principal or interest payments are due on the C-Note until its maturity date, the C-Note contemplates (but does not require) further voluntary pre payments by the Investor on the C-Note to the Company at the approximate rate of  $250,000 per month, beginning seven months after the issuance of the C-Note, or commencing on or about November 28, 2011, but only provided: (i) all requests by the Investor for conversion of principal and interest on the B-Note are honored and (ii) the Common Stock issued upon such conversions of portions of the principal and interest on the B-Note may be freely resold by the Investor without the requirement of any restrictive legend pursuant to applicable securities laws, rules and regulations.

Additionally, the Investor may purchase up to an additional  $2.4 million in aggregate principal amount of notes in the form of the B-Note from the Company (each, an “ Additional B-Note s”).  The purchase price for each such Additional B-Note issued to the Investor will be paid by the issuance by the Investor to the Company of an additional note in the form of the C-Note (each, an “ Additional C-Note ”), with such Additional B-Notes and Additional C-Notes containing the same terms and provisions described above.

We refer to all convertible promissory notes, with a maturity date greater than one year collectively as “Long-term Convertible Promissory Notes”

As of July 31, 2011, the Company owed  $626,400 in outstanding principal under the Long-term Convertible Promissory Notes.  Due to the conversion feature into a variable number of shares these notes are valued at fair value at each report period.  As of July 31, 2011, the fair value of the notes was  $570,295.

Derivative Instruments

The table below lists the Company’s derivative instruments as of July 31, 2011:

Description	Principal	Original Issue Discount	Warrant Liability	Embedded Derivative Liability
Total Valuation at October 31, 2010	$777,154	$21,937	$13,006,194	$81,028
Issuance of November 2010 Bridge Notes	931,579	96,579	391,076	150,156
Exchange of November 2010 Bridge Notes	17,175	17,175	86,963	9,389
Issuance of January 2011 Bridge Notes	452,941	57,941	173,808	41,024
Note Payoffs	(187,582)
Issuance of Warrants			35,523
Accreted Interest		(73,363)
Exercise of Warrants			(1,382,847)
Change in FV			(3,789,889)	(51,972)
Total Valuation at January 31, 2011	1,991,267	120,269	8,520,828	229,625

Issuance of Q2 2011 Bridge Notes	473,392	43,392	121,238	71,336
Issuance of Long-term Convertible Promissory Notes	626,400			-
Note Payoffs	(159,675)			(5,904)
Issuance of Warrants			2,990,520
Accreted Interest		(74,422)
Exercise of Warrants			(639,960)
Change in FV			4,915,676	763,523
Total Valuation at April 30, 2011	$2,931,384	$89,239	$15,908,302	$1,058,580

Issuance of Q3 2011 Bridge Notes	11,765	1,765	4,968	5,051
Issuance of May 2011 Notes	7,077,936	1,553,254	-	2,719,345
Note Payoffs	(26,316)			(8,860)
Additional warrants issued to Bridge Note holder			36,376
Exchange of Bridge Notes	8,033	8,033		2,656
Conversion of Bridge Notes	(1,164,947)			(381,209)
Conversion of May 2011 Notes	(671,500)			(166,980)
Exchanges/Exercises of October 2007 Warrants			(1,186,959)
Reclassification of Warrant liability to Equity			(58,121)
Accreted Interest		(340,050)
Reclassification of Embedded Derivative Liability – Bridge Notes				(190,449)
Change in FV			(6,767,898)	(1,951,535)
Total Valuation at July 31, 2011	$8,166,355	1,312,241	7,936,668	1,086,599
Warrants

As of July 31, 2011, there were outstanding warrants to purchase 123,533,070 shares of our common stock with exercise prices ranging from  $0.15 to  $0.1952 per share. Information on the outstanding warrants is as follows:
Type	Exercise Price	Amount	Expiration Date	Type of Financing
Common Stock Purchase Warrant	$ 0.15	50,044,155	February 2011 – October 2012	2007 Securities Purchase Agreement
Common Stock Purchase Warrant	$0.15	23,593,122	May 2014	May 2011Convertible Debt Financing
Common Stock Purchase Warrant	$ 0.15 - $0.17	21,900,101	January 2013 – April 2015	Bridge Notes
Common Stock Purchase Warrant	$ 0.15- $0.1952	446,956	February 2012	Vendor & Other
Common Stock Purchase Warrant	$ 0.15	1,938,698	May 2014 - November 2015	Placement Agent – Convertible Debt Financing
	Subtotal	97,923,032

Common Stock Purchase Warrant	TBD (1)	25,610,038	July 2013 – April 2014	Optimus Preferred Stock Agreement (7/19/2010)
	Grand Total	123,533,070

(1)    For purposes of this warrant, exercise price means an amount per warrant share equal to the closing sale price of a share of common stock on the applicable tranche notice date.

Warrant Liability/Embedded Derivative Liability

The fair value of the Warrants and Embedded Derivatives are estimated using the BSM model.

The Company computes valuations, each quarter, using the BSM model for each derivative instrument to account for the various possibilities that could occur due to changes in the inputs to the BSM model as a result of contractually-obligated changes (for example, changes in strike price to account for down-round provisions). The Company effectively weights each calculation based on the likelihood of occurrence to determine the value of the derivative at the reporting date. As of July 31, 2011, the fair value of the Warrants and Embedded Derivatives were determined to be approximately  $7.9 million and  $1.4 million, respectively.  For the three and nine month periods ending July 31, 2011, respectively, we recorded income of approximately  $9.1 million and  $7.1 million, respectively, for net changes in the fair value of the common stock warrant liability and embedded derivative liability.

ACCOUNTING FOR STOCK BASED COMPENSATION PLANS	9 Months Ended	12 Months Ended
	Jul. 31, 2011	Oct. 31, 2010
Equity [Abstract]
Shareholders' Equity and Share-based Payments [Text Block]
5. ACCOUNTING FOR STOCK BASED COMPENSATION PLANS

The Company records compensation expense associated with stock options based on the estimated fair value of each option award that was granted using the Black-Scholes option valuation model.

The table below summarizes compensation expenses from share-based payment awards:

	For the three months ending July 31,
	2011	2010
Research and development	$95,263	$29,042
General and Administrative	104,005	61,225
Total stock compensation expense recognized	$199,268	$90,267

Total unrecognized estimated compensation expense related to non-vested stock options granted and outstanding as of July 31, 2011 was approximately  $904,000 which is expected to be recognized over a weighted-average period of approximately two years.

No options were exercised over the three and nine month periods ended July 31, 2011. For the three and nine month periods ended July 31, 2011, the Company granted 0 and 850,000 options, respectively, at a weighted average Black Scholes value and exercise price of approximately  $0.12.

2.  SHARE-BASED COMPENSATION EXPENSE

The Company adopted ASC 718 and uses the modified prospective transition method, which requires the application of the accounting standard as of November 1, 2005, the first day of the Company’s fiscal year 2006. In accordance with the modified prospective transition method, the Company’s Financial Statements for prior periods were not restated to reflect, and do not include the impact of ASC 718. The Company began recognizing expense in an amount equal to the fair value of share-based payments (stock option awards) on their date of grant, over the requisite service period of the awards (usually the vesting period). Under the modified prospective method, compensation expense for the Company is recognized for all share based payments granted and vested on or after November 1, 2005 and all awards granted to employees prior to November 1, 2005 that were unvested on that date but vested in the period over the requisite service periods in the Company’s Statement of Operations. Prior to the adoption of the fair value method, the Company accounted for stock-based compensation to employees under the intrinsic value method of accounting set forth in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees , and related interpretations. Therefore, compensation expense related to employee stock options was not reflected in operating expenses in any period prior to the fiscal year of 2006 and prior period results have not been restated. Since the date of inception to October 31, 2005 had the Company adopted the fair value based method of accounting for stock-based employee compensation under the provisions of ASC 718, Stock Compensation expense would have totaled  $328,176 and the effect on the Company’s net loss would have been as follows for the period March 1, 2002 (date of inception) to October 31, 2010:

March 1, 2002 (date of inception) to October 31, 2010
Net Loss as reported	$(27,372,116)
Add: Stock based option expense included in recorded net loss	89,217
Deduct stock option compensation expense determined under fair value based method	(328,176)
Adjusted Net Loss	$(27,611,075)

The fair value of each option granted from the Company’s stock option plans during the years ended October 31, 2010 and 2009 was estimated on the date of grant using the Black-Scholes option-pricing model. Using this model, fair value is calculated based on assumptions with respect to (i) expected volatility of the Company’s Common Stock price, (ii) the periods of time over which employees and Board Directors are expected to hold their options prior to exercise (expected lives), (iii) expected dividend yield on the Company’s Common Stock, and (iv) risk-free interest rates, which are based on quoted U.S. Treasury rates for securities with maturities approximating the options’ expected lives.  The company used their own historical volatility in determining the volatility to be used. Expected lives are based on contractual terms given the early stage of the business and lack of intrinsic value. The expected dividend yield is zero as the Company has never paid dividends to common shareholders and does not currently anticipate paying any in the foreseeable future.

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Expected volatility	156.5%	170.2%
Expected Life	10.0 years	6.0 years
Dividend yield	0	0
Risk-free interest rate	2.75%	3.5%

Stock-based compensation expense recognized during the period is based on the value of the portion of share-based payment awards that vested during the period. Stock-based compensation expense for the twelve months ended October 31, 2010 includes compensation expense for share-based payment awards granted prior to, but not yet vested as of October 31, 2005 based on the grant date fair value and compensation expense for the share-based payment awards granted subsequent to October 31, 2005 based on the grant date fair value estimated in accordance with the provisions of ASC 718. Compensation expense for all share-based payment awards to be recognized using the straight line method over the requisite service period. As stock-based compensation expense for the fiscal years 2010 and 2009 is based on awards granted and vested, it has been reduced for estimated forfeitures (4.4%). ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. In the Company’s pro forma information required under SFAS 123 for the periods prior to fiscal 2006, the Company accounted for forfeitures as they occurred.

The Company accounts for nonemployee stock-based awards in which goods or services are the consideration received for the equity instruments issued based on the fair value of the equity instruments.

ACCRUED EXPENSES	12 Months Ended
Oct. 31, 2010
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
4. ACCRUED EXPENSES:

The following table represents the major components of accrued expenses:

	October 31, 2010	October 31, 2009
Salaries and other compensation	$500,927	$768,552
Sponsored Research Agreement	119,698	119,698
Consultants	18,000	29,000
Other	8,500	-
	$647,125	$917,250

NOTES PAYABLE	12 Months Ended
Oct. 31, 2010
Notes Payable [Abstract]
Notes Payable [Text Block]
5. NOTES PAYABLE:

Moore Notes

On September 22, 2008, Advaxis entered into an agreement (the “Moore Agreement”) with the Company’s Chief Executive Officer, Thomas Moore, pursuant to which the Company agreed to sell senior promissory notes to Mr. Moore, from time to time (“the Moore Notes”). On June 15, 2009, Mr. Moore and the Company amended the Moore Notes to increase the amounts available pursuant to the Moore Agreement from  $800,000 to  $950,000 and changed the maturity date of the Moore Notes from June 15, 2009 to the earlier of (i) default under the terms of the Moore Agreement or (ii) the Company’s next equity financing resulting in gross proceeds to the Company of at least  $6 million. The Moore Agreement was amended per the terms of the June 18, 2009 Note Purchase Agreement (described below) retroactively to include the same warrant provision provided to investors purchasing notes under the Note Purchase Agreement.

On February 15, 2010, we agreed to amend the terms of the Moore Notes such that (i) Mr. Moore may elect, at his option, to receive accumulated interest thereon on or after March 17, 2010, (ii) we would begin to make monthly installment payments of  $100,000 on the outstanding principal amount beginning on April 15, 2010; provided, however, that the balance of the principal will be repaid in full on consummation of our next equity financing resulting in gross proceeds to us of at least  $6.0 million and (iii) we would retain  $200,000 of the repayment amount for investment in our next equity financing.

The Company issued 1,176,471 shares in satisfaction of  $200,000 of the aggregate principal amount outstanding under the Moore Notes. For the twelve months ending October 31,2010, the Company paid Mr. Moore  $250,000 in principal and  $130,000 in interest.  As of October 31, 2010, the Company was not in default under the terms of the Moore Agreement.

Senior Convertible Promissory Notes

Effective June 18, 2009, the Company entered into a Note Purchase Agreement with certain accredited investors, pursuant to which such investors acquired senior convertible promissory notes of the Company in the aggregate principal face amount of  $1,131,353, for an aggregate net purchase price of  $961,650. At October 31, 2010, the Company had repaid  $1,042,529 of these notes and  $88,824 in principal value remained outstanding.

Junior Subordinated Convertible Promissory Notes

Additionally, during October 2009, the company entered into Bridge Note agreements whereby certain accredited investors acquired junior subordinated convertible promissory in the aggregate face amounts of approximately  $2.1 million for aggregate net purchase prices of approximately  $1.8 million.  As of October 31, 2010, all of these October 2009 Bridge Notes had been repaid or converted into the Company’s common stock as described below.

During the year ended October 31, 2010, we issued to certain accredited investors (i) junior unsecured convertible promissory notes in the aggregate principal face amount of approximately  $1,462,000 for an aggregate net purchase price of approximately  $1,255,000 and (ii) warrants to purchase 3,270,955 shares of our common stock at original exercise prices ranging from  $0.17 to  $0.25 per share, subject to adjustments upon the occurrence of certain events.  As a result of the latest round of equity financing with Optimus in September 2010, under the Series B Preferred Stock Purchase Agreement (see Note 11 – Shareholders’ Equity), the Company issued an additional 616,136 warrants to these bridge note holders due to a decrease in the exercise price of their warrants, to  $0.15 per share. The company recognized non-cash warrant expense in the income statement for all additional warrants issued to bridge note holders as a result of the above equity financing (See Note 6 for additional information). The bridge notes were issued with original issue discounts ranging from 6% to 18% and are convertible into shares of our common stock.  These notes mature on or before May 31, 2011.

During the twelve months ended October 31, 2010, the company repaid a total of approximately  $1,542,000 in principal value and converted  $2,420,000 in principal value into 14,237,489 shares of our common stock.  At October 31, 2010, approximately  $777,000 in principal value remains and is classified as a current liability on the balance sheet.  The indebtedness represented by these bridge notes is expressly subordinate to our currently outstanding senior secured indebtedness (approximately  $89,000 at October 31, 2010).

As of October 31, 2010, all Bridge Notes were originally issued with an original issue discounts ranging from 6% to 18%. Each Investor paid between  $0.82 and  $.94 for each  $1.00 of principal amount of notes purchased at the closing. The bridge notes are convertible into shares of the Company’s common stock at an exercise price contingent on the completion of an equity financing. As a result of the latest round of equity financing with Optimus in September 2010, under the Series B Preferred Stock Purchase Agreement (see Note 11 – Shareholders’ Equity), all the outstanding bridge notes, at October 31, 2010, are convertible into shares of the Company’s common stock at an exercise price of  $0.15 per share.  For every dollar invested, each Investor received warrants to purchase 2 ½ shares of common stock (the “Bridge Warrants”) subject to adjustments upon the occurrence of certain events as more particularly described below and in the form of Warrant. As of October 31, 2010 all Bridge Note warrants have an exercise price of  $.15 per share. The Bridge Notes may be prepaid in whole or in part at the option of the Company without penalty at any time prior to the Maturity Date. The warrants may be exercised on a cashless basis under certain circumstances.

We refer to all Senior Convertible Promissory Notes and Junior Subordinated Convertible Promissory Notes as “Bridge Notes”.  Activity related to the Bridge Notes from issuance is as follows:

Bridge Note – Principal Value - Issued	$4,740,058
Principal payments on Bridge Notes	(1,542,531)
Bridge Note Conversions	(2,420,373)
Original Issue Discount, net of accreted interest	(21,937)
Fair Value of Attached Warrants at issuance	(1,652,547)
Fair Value of Embedded Derivatives at issuance	(2,158,689)
Accreted interest on embedded derivative and warrant liabilities	3,726,446

Convertible Bridge Notes- as of October 31, 2010	$670,428
Embedded Derivatives Liability at October 31, 2010	81,028
Convertible Bridge Notes and fair value of embedded derivative	$751,456

BioAdvance Note

BioAdvance Biotechnology Greenhouse of Southeastern Pennsylvania Notes (“BioAdvance”) received notes from the Company for  $10,000 dated November 13, 2003 and  $40,000 dated December 17, 2003 that were each due on the fifth anniversary date thereof. During November 2009, the Company paid  $14,788 in full payment of the November 13, 2003 note and BioAdvance agreed to extend the remaining note. During the twelve months ending October 31, 2010, the Company paid  $10,000 in accrued interest on the remaining note. As of October 31, 2010, the Company owes approximately  $40,000 in principal and  $11,000 in interest to BioAdvance. The terms of the outstanding note calls for accrual of 8% interest per annum on the unpaid principal.

DERIVATIVES	12 Months Ended
Oct. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Fair Value [Text Block]
6.  DERIVATIVES

The table below lists the Company’s derivative instruments as of October 31, 2010:

Description	Principal	Original Issue Discount	Warrant Liability	Embedded Derivative Liability
Bridge Note 1-June 18, 2009	$1,131,353	$169,703	$250,392	$711,258
Bridge Note II & III-October 26 & 30, 2009	2,147,059	322,059	690,119	868,388
Optimus September 24, 2009	-	-	3,587,625	-
Other outstanding warrants	-	-	12,785,695	-
Total Valuation at Origination	3,278,412	491,762	17,313,831	1,579,646
Change in fair value	-	-	(5,352,697)	(493,132)
Accreted interest	-	(123,846)	-	-
Total Valuation as of October 31, 2009	$3,278,412	$367,916	$11,961,734	$1,086,514
Bridge Notes IV-December 1, 2009 through January 31. 2010	555,882	83,382	207,617	164,400
Bridge Note I- Extension of Maturity Date	-	-	202,500	103,400
Change in fair value	-	-	1,995,372	(905,259)
Accreted interest	-	(225,321)	-	-
Exercise of Common Stock Warrants	-	-	(1,702,073)	-
Total Valuation as of January 31, 2010	$3,834,294	$225,977	$12,665,150	$449,055
Bridge Note V	640,307	97,807	229,619	271,554
Change in fair value	-	-	5,363,854	421,404
Accreted interest	-	(251,188)	-	-
Exercise of common stock warrants	-	-	(1,790,823)	-
Note Payoffs	(1,040,177)	(4,222)	-	(64,354)
Total Valuation as of April 30, 2010	3,434,424	68,374	16,467,800	1,077,659
Issuance of Optimus Warrants	-	-	6,856,946	-
Bridge Note Conversions	(2,420,373)	-	-	(701,718)
Change in fair value	-	-	(3,866,801)	(260,843)
Accreted interest	-	(50,842)	-	-
Exercise of common stock warrants	-	-	(1,475,758)	-
Note Payoffs	(88,236)			(12,665)
Total Valuation as of July 31, 2010	$925,815	$17,532	$17,982,187	$102,433
Bridge Note VI	265,457	25,457	72,300	39,416
Note Payoff	(414,118)	-	-	(46,945)
Issuance of Warrants	-	-	1,042,559	-
Accreted Interest	-	(21,052)	-	-
Exercise of Warrants	-	-	(4,156,797)	-
Change in FV	-	-	(1,934,055)	(13,876)
Total Valuation as of October 31, 2010	$777,154	$21,937	$13,006,194	$81,028

Warrants

As of October 31, 2010, there were outstanding warrants to purchase 103,139,628 shares of our common stock with exercise prices ranging from  $0.15 to  $0.287 per share. Information on the outstanding warrants is as follows:

Type	ExercisePrice	Amount	Expiration Date	Type
Common Stock Purchase Warrant	$0.15	72,025,662	February 2011 – October 2012	2007 Securities Purchase Agreement
Common Stock Purchase Warrant	$0.15	14,813,851	June 2014 – August 2015	Bridge Notes
Common Stock Purchase Warrant	$0.1952 - $0.287	497,174	February 2011 – February 2012	Vendor & Other

	Subtotal	87,336,687

Common Stock Purchase Warrant	(1)	15,802,941	July 2013	Optimus Preferred Stock Purchase Agreement (7/19/2010)

	Grand Total	103,139,628

(1)    For purposes of this warrant, exercise price means an amount per warrant share equal to the closing sale price of a share of common stock on the applicable tranche notice date.

Warrant Liability/Embedded Derivative Liability

The fair value of the Warrants and Embedded Derivatives are estimated using the BSM model.  The fair value of the Warrants and Embedded Derivatives are estimated using an adjusted BSM model. The Company computes valuations, each quarter, using the BSM model for each derivative instrument to account for the various possibilities that could occur due to changes in the inputs to the BSM model as a result of contractually-obligated changes (for example, changes in strike price to account for down-round provisions). The Company effectively weights each calculation based on the likelihood of occurrence to determine the value of the derivative at the reporting date. As of October 31, 2010, the fair value of the Warrants and Embedded Derivatives were determined to be approximately  $13.0 million and  $81,000, respectively.  As of October 31, 2009, the fair value of the Warrants and Embedded Derivatives were determined to be approximately  $12.0 million and  $1.0 million, respectively We increased income approximately  $446,000 for net changes in the fair value of the common stock warrant liability and embedded derivative liability for year ending October 31, 2010.  We increased income approximately  $5.8 million for net changes in the fair value of the common stock warrant liability and embedded derivative liability for year ending October 31, 2009.

The repricing (“ratchet effect”) of our warrants both in January and September 2010 also increased the company’s warrant liability for the year ending October 31, 2010.  As a result of the increase in warrant liability due to the ratchet effect, the company issued approximately 21.8 million additional warrants to existing warrant holders. These warrants were recorded at their fair values at issuance and will continue to be recorded at fair value each subsequent balance sheet date. Any change in value between reporting periods will be recorded at each reporting date. These warrants will continue to be reported until such time as they are exercised, expire, or mature at which time these derivatives will be adjusted to fair value and reclassified from liabilities to equity. Of the total 21.8 million additional warrants, approximately 3.6 million warrants were issued to bridge note holders. The company recognized non-cash warrant expense of approximately  $206,000, for the year ending October 31, 2010, related to the fair value of the additional warrants issued to bridge note holders because they were not contractually obligated (no anti-dilution provisions in their warrant agreements) to receive additional warrants due to ratchet effects.

STOCK OPTIONS	12 Months Ended
Oct. 31, 2010
Stock Options [Abstract]
Stock Options [Text Block]
7. STOCK OPTIONS:

2004 Stock Option Plan

In November 2004, our board of directors adopted and stockholders approved the 2004 Stock Option Plan (“2004 Plan”). The 2004 Plan provides for the grant of options to purchase up to 2,381,525 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued, in addition to employees, to non-employee directors, and consultants. Except as determined by the Administrator at the time of the grant of the Options, a participant Options vest over four years, twenty-five percent of the granted amount on or after the first year anniversary of the date of the granting of an Options and the balance to vest an additional one twelfth of the Options granted for each additional three-month period following the first anniversary over a next three years.

The 2004 Plan is administered by “disinterested members” of the board of directors or the Compensation Committee, who determine, among other things, the individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market price value per share of common stock on the date the option is granted. The per share exercise price of the common stock subject to a non-qualified option may be established by the board of directors, but shall not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed  $100,000 on the date of grant.

We must grant options under the 2004 Plan within ten years from the effective date of the 2004 Plan. The effective date of the Plan was November 12, 2004. Subject to a number of exceptions, holders of incentive stock options granted under the Plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2004 Plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares. As of October 31, 2010, 2,319,025 options were granted under the 2004 plan.

2005 Stock Option Plan

In June 2006, our board of directors adopted and stockholders approved on June 6, 2006, the 2005 Stock Option Plan (“2005 Plan”).

The 2005 Plan provides for the grant of options to purchase up to 5,600,000 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to our employees.

The 2005 Plan is administered by “disinterested members” of the board of directors or the compensation committee, who determine, among other things, the individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of the common stock subject to a non-qualified option may be established by the board of directors, but shall not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed  $100,000 on the date of grant.

We must grant options under the 2005 Plan within ten years from the effective date of the 2005 Plan. The effective date of the Plan was January 1, 2005. Subject to a number of exceptions, holders of incentive stock options granted under the 2005 Plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2005 Plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares. As of October 31, 2010 there were 4,983,667 options granted under the 2005 plan.

On November 12, 2004, in connection with the recapitalization,(see Note 10), the options granted under the 2002 option plan were canceled, and employees and consultants were granted options of Advaxis under the 2004 plan. The cancellation and replacement had no accounting consequence since the aggregate intrinsic value of the options immediately after the cancellation and replacement was not greater than the aggregate intrinsic value immediately before the cancellation and replacement, and the ratio of the exercise price per share to the fair value per share was not reduced. Additionally, the original options were not modified to accelerate vesting or extend the life of the new options. The table provided in this Note 7 reflects the options on a post recapitalization basis.
2009 Stock Option Plan

Our board of directors adopted the 2009 Stock Option Plan (the “2009 Plan”), effective July 21, 2009, and was approved by our shareholders in June 2010.  An aggregate of 20,000,000 shares (subject to adjustment by the compensation committee) are reserved for issuance upon the exercise of options granted under the plan.    As of October 31, 2010, options to purchase 19,209,732 shares of our common stock have been granted under the 2009 Plan.  The purpose of this plan is to, among other things, (i) comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, and (ii) comply with the incentive stock options rules under Section 422 of the Code.  The maximum number of shares of common stock to which options may be granted to any one individual under the 2009 Plan is 6,000,000 (subject to adjustment by the compensation committee).

A summary of the grants, cancellations and expirations (none were exercised) of the Company’s outstanding options for the periods starting with October 31, 2008 through October 31, 2010 is as follows:
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life In Years	Aggregate Intrinsic Value

Outstanding as of October 31, 2008	8,812,841	$0.22	6.3	$167,572
Granted	10,150,000	0.10	9.8	294,500
Exercised	-	-	-	-
Cancelled or Expired	(631,250)	0.13	7.5	(15,000)
Outstanding as of October 31, 2009	18,331,591	0.16	6.0	$306,500
Granted	11,075,000	0.16	9.8	42,500
Exercised	(306,000)	0.09	8.1	(16,860)
Cancelled or Expired	(2,633,167)	0.12	8.6	(104,912)
Outstanding as of October 31, 2010	26,467,424	0.16	7.4	415,967
Vested & Exercisable at October 31, 2010	14,157,007	$0.17	6.0	$283,217

The fair value of options granted for the year ended October 31, 2010 amounted to  $1,409,841

The following table summarizes significant ranges of outstanding and exercisable options as of October 31, 2010 (number outstanding and exercisable in thousands):

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding (000’s)	Weighted- Average Remaining Contractual Life (in Years)	Weighted- Average Exercise Price per Share	Aggregate Intrinsic Value	Number Exercisable (000’s)	Weighted- Average Exercise Price per Share	Aggregate Intrinsic Value
$0.09-0.11	8,133	8.3	0.10	$356,667	5,283	$0.10	$260,833
0.12-0.13	1,750	5.2	$0.13	42,500	583	0.13	14,167
0.14-0.17	11,281	3.0	0.15	16,800	3,055	0.15	8,217
0.18-0.21	606	3.3	0.19	0	539	0.19	0
0.22-0.25	1,308	4.1	0.22	0	1,308	0.22	0
0.26-0.29	3,067	4.0	0.28	0	3,067	0.28	0
0.30-0.43	322	2.3	0.37	0	322	0.37	0
Total	26,467	5.0	$0.16	$415,967	14,157	$0.17	$283,217

The aggregate intrinsic value in the preceding table represents the total pretax intrinsic value, based on options with an exercise price less than the Company’s closing stock price of  $0.15 as of October 31, 2010.

As of October 31, 2010, there was approximately  $1,150,000 of unrecognized compensation cost related to non-vested stock option awards, which is expected to be recognized over a remaining average vesting period of 2.3 years.

A summary of the status of the Company’s nonvested shares as of October 31, 2007, and changes during the years ended October 31, 2009 and 2008 are presented below:	Number of Shares	Weighted Average Exercise Price at Grant Date	Weighted Average Remaining Contractual Term (in years)
Non-vested shares at October 31, 2008	1,413,278	$0.18	7.5
Options granted	6,766,667	$0.10	9.3
Options vested	(1,459,528)	$0.19	6.0
Non-vested shares at October 31, 2009	6,720,417	$0.10	8.7
Options Granted	10,108,333	$0.14	2.8
Options Vested	(4,518,333)	$0.10	1.0
Non-vested shares at October 31, 2010	12,310,417	$0.13	2.3

COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Jul. 31, 2011	Oct. 31, 2010
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
6. COMMITMENTS AND CONTINGENCIES

University of Pennsylvania

On May 10, 2010, we entered into a second amendment to the Penn license agreement pursuant to which we acquired exclusive licenses for an additional 27 patent applications related to our proprietary Listeria vaccine technology.   As part of this amendment we exercised our option for the rights to seven additional patent dockets, including 23 additional patent applications, at an option exercise fee payable in the form of  $35,000 in cash and  $70,000 in our common stock (approximately 388,889 shares of our common stock based on a price of  $0.18 per share) and agreed to pay historical patent costs incurred by the University of Pennsylvania at a cost of approximately  $462,000. As of July 31, 2011, the Company owed Penn approximately  $225,000 under all licensing agreements.

During the three months ending July 31, 2011, the Company paid approximately  $121,000 to Penn under all licensing agreements.

Other

Pursuant to a Clinical Research Service Agreement, the Company is obligated to pay Pharm–Olam International for service fees related to our Phase I clinical trial. As of July 31, 2011, the Company has an outstanding balance of  $223,620 on this agreement.

On June 19, 2009 we entered into a Master Agreement and on July 8, 2009 we entered into a Project Agreement with Numoda, a leading clinical trial and logistics management company, to oversee Phase II clinical activity with ADXS11-001 for the treatment of invasive cervical cancer and CIN.  Numoda will be responsible globally for integrating oversight and logistical functions with the clinical research organizations, contract laboratories, academic laboratories and statistical groups involved.  The scope of this agreement covers over three years and is estimated to cost approximately  $11.2 million for both trials. Per the agreement, the Company is permitted to pay a portion of outstanding charges to Numoda in the form of the Company’s common stock and during May 2010, the Company issued 3,500,000 shares of its common stock to an affiliate of Numoda in satisfaction of  $595,000 in services rendered by Numoda to the Company under the Master Agreement. The Company has recorded deferred expenses on the balance sheet for this amount and amortizes this amount to expense over the life of the agreement. At July 31, 2011, there was a zero balance in deferred expenses related to the Numoda project.  From inception of these agreements through July 31, 2011, the Company has paid Numoda approximately  $6.1 million.

New Office & Laboratory Lease

In April 2011, the Company entered into a Sublease Agreement and relocated the current offices and laboratory to a 9,143 square foot leased facility in Princeton, NJ approximately 12 miles south of its former location.  The agreement is for a period of approximately twenty months at the rate of approximately  $15,600 per month plus utilities. Utility costs are estimated to be  $7,200 per month and are capped at approximately  $10,700 per month. Under the current lease, the Company expects to spend approximately  $72,000 through October 31, 2011 and approximately  $312,000 for the fiscal year ended October 31, 2012.  The Company made an initial payment of approximately  $54,000 prior to entering the new facility.   As an inducement to enter into the agreement, the company will receive rent abatement for a specified number of months through July 31, 2011. The agreement has a termination date of November 29, 2012 and the Company is in discussions with building owner for lease terms beyond this date.

8. COMMITMENTS AND CONTINGENCIES :

University of Pennsylvania

On May 10, 2010, the Company and Penn entered into a second amendment (the “ Second Amendment Agreement ”) to the 20-year exclusive worldwide license agreement. Pursuant to the Second Amendment Agreement, the Company acquired exclusive licenses for an additional 27 patents related to the Company’s proprietary Listeria vaccine technology, some of which expire as late as 2023. As per the terms of the Second Amendment Agreement, the Company acknowledgedthat it owes Penn approximately  $249,000 in patent expenses and  $130,000 in sponsored research agreement fees.  As of October 31, 2010, all such payments had been made to Penn.

            In addition, the Company has exercised an option for the rights to seven additional patent dockets at an option exercise fee of  $10,000 per patent docket ( $70,000 in the aggregate). Pursuant to the terms of the Second Amendment Agreement, Penn has the option to receive the option exercise fee in the form of a cash payment in the amount of  $70,000, shares of the Company common stock valued at  $140,000 (based on a price per share of the Company’s most recently completed financing round) or a combination of cash and Company common stock (provided that the stock component is not less than 25% of the total payment). Penn elected to receive payment of the option exercise fee in the form of  $35,000 in cash and  $70,000 in company common stock ( 388,889 shares of common stock were issued at a price of  $0.18 per share).

During the year ending October 31, 2010, the Company paid in aggregate  $657,049 to Penn under these agreements.

Numoda

On June 19, 2009 we entered into a Master Agreement and on July 8, 2009 we entered into a Project Agreement with Numoda, a leading clinical trial and logistics management company, to oversee Phase II clinical activity with ADXS11-001 for the treatment of invasive cervical cancer and CIN.  Numoda will be responsible globally for integrating oversight and logistical functions with the clinical research organizations, contract laboratories, academic laboratories and statistical groups involved.  The scope of this agreement covers over three years and is estimated to cost approximately  $11.2 million for both trials. Per the agreement, the Company is permitted to pay a portion of outstanding charges to Numoda in the form of the Company’s common stock and during May 2010, the Company issued 3,500,000 shares of its common stock to an affiliate of Numoda in satisfaction of  $595,000 in services rendered by Numoda to the Company under the Master Agreement. The Company has recorded deferred expenses on the balance sheet for this amount as well as any cash payments made to Numoda and amortizes this amount to expense over the life of the agreement.  For the year ending October 31, 2010 the company paid Numoda approximately  $3.2 million.  At October 31, 2010, the balance in deferred expenses was approximately  $233,000.

Other
Pursuant to a Clinical Research Service Agreement, the Company is obligated to pay Pharm–Olam International for service fees related to our Phase I clinical trial. As of October 31, 2010, the Company has an outstanding balance of  $219,131 on this agreement, which is included in Accounts Payable as of October 31, 2010.

            We are party to a consulting agreement with The Sage Group, a health-care strategy consultant assisting us with a program to commercialize our vaccines.  The initial agreement was entered into in January 2009 and subsequently amended on July 22, 2009.  Pursuant to the terms of agreement, as amended, we have agreed to pay Sage (i)  $5,000 per month until an aggregate of  $120,000 has been paid to Sage under the consulting agreement and (ii) a 5% commission for certain transactions if completed in the first 24 months of the term of the agreement, reduced to 2% if completed in the 12 months thereafter. The Sage Group has been paid approximately  $56,000 through October 31, 2010.

The Company operates under a month to month lease for its laboratory and office space. There are no aggregate future minimum payments due as of October 31, 2010.

Moore Employment Agreement and Option Agreements. We are party to an employment agreement with Mr. Moore, dated as of August 21, 2007 (memorializing an oral agreement dated December 15, 2006), that provides that he will serve as our Chairman of the Board and Chief Executive Officer for an initial term of two years.  For so long as Mr. Moore is employed by us, Mr. Moore is also entitled to nominate one additional person to serve on our board of directors.  Following the initial term of employment, the agreement was renewed for a one year term, and is automatically renewable for additional successive one year terms, subject to our right and Mr. Moore’s right not to renew the agreement upon at least 90 days’ written notice prior to the expiration of any one year term.

Under the terms of the agreement, Mr. Moore was entitled to receive a base salary of  $250,000 per year, subject to increase to  $350,000 per year, his current salary, upon our successful raise of at least  $4.0 million (which condition was satisfied on November 1, 2007) and subject to annual review for increases by our board of directors in its sole discretion.  The agreement also provides that Mr. Moore is entitled to receive family health insurance at no cost to him.  Mr. Moore’s employment agreement does not provide for the payment of a bonus.

In connection with our hiring of Mr. Moore, we agreed to grant Mr. Moore up to 1,500,000 shares of our common stock, of which 750,000 shares were issuable on November 1, 2007 upon our successful raise of  $4.0 million and 750,000 shares are issuable upon our successful raise of an additional  $6.0 million (which condition was satisfied in January 2010 and the shares were then issued in June 2010).  In addition, on December 15, 2006, we granted Mr. Moore options to purchase 2,400,000 shares of our common stock.  Each option is exercisable at  $0.143 per share (which was equal to the closing sale price of our common stock on December 15, 2006) and expires on December 15, 2016.  The options vest in 24 equal monthly installments.  On July 21, 2009, we granted Mr. Moore options to purchase 2,500,000 shares of our common stock.  Each option is exercisable at  $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019.  One-third of these options vested on the grant date, and the remaining vest in one third installments on the first and second anniversary of the grant. On October 14, 2010, we granted Mr. Moore options to purchase 2,000,000 shares of our common stock. Each option is exercisable at  $0.15 per share. These options vest over a three year period beginning one year from the grant date.

We have also agreed to grant Mr. Moore 1,500,000 shares of our common stock if the price of common stock (adjusted for any splits) is equal to or greater than  $0.40 for 40 consecutive business days.  Pursuant to the terms of his employment agreement, all options will be awarded and vested upon a merger of the company which is a change of control or a sale of the company while Mr. Moore is employed.  In addition, if Mr. Moore’s employment is terminated by us, Mr. Moore is entitled to receive severance payments equal to one year’s salary at the then current compensation level.

Mr. Moore has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 12 months thereafter under certain circumstances.  In addition, Mr. Moore is subject to a non-solicitation provision for 12 months after termination of his employment.

Rothman Employment Agreement and Option Agreements.   We previously entered into an employment agreement with Dr. Rothman, Ph.D., dated as of March 7, 2005, that provided that he would serve as our Vice President of Clinical Development for an initial term of one year.  Dr. Rothman’s current salary is  $305,000, consisting of  $275,000 in cash and  $30,000 in stock, payable in our common stock, issued on a semi-annual basis, based on the average closing stock price for such six month period, with a minimum price of  $0.20.  While the employment agreement has expired and has not been formally renewed in accordance with the agreement, Dr. Rothman remains employed by us and is currently our Executive V.P. of Clinical and Scientific Operations.

In addition, on March 1, 2005, we granted Dr. Rothman options to purchase 360,000 shares of our common stock.  Each option is exercisable at  $0.287 per share (which was equal to the closing sale price of our common stock on March 1, 2005) and expires on March 1, 2015.  All of these options have vested.  On March 29, 2006, we granted Dr. Rothman options to purchase 150,000 shares of our common stock.  Each option is exercisable at  $0.26 per share (which was equal to the closing sale price of our common stock on March 29, 2006) and expires on March 29, 2016.  One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments.   On February 15, 2007, we granted Dr. Rothman options to purchase 300,000 shares of our common stock.  Each option is exercisable at  $0.165 per share (which was equal to the closing sale price of our common stock on February 15, 2007) and expires on February 15, 2017.  One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments.   Pursuant to the terms of the 2005 plan, at least 75% of Dr. Rothman’s options will be vested upon a merger of the company which is a change of control or a sale of the company while Dr. Rothman is employed, unless the administrator of the plan otherwise allows for all options to become vested.  On July 21, 2009, we granted Mr. Rothman options to purchase 1,750,000 shares of our common stock. Each option is exercisable at  $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019.  One-third of these options vested on the grant date, and the remaining vest, in one third installments on the first and second anniversary of the grant.  On October 14, 2010, we granted Dr. Rothman options to purchase 2,250,000 shares of our common stock. Each option  is exercisable at  $0.15 per share. These options vest over a three year period beginning one year from the grant date.

Dr. Rothman has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 18 months thereafter under certain circumstances.  In addition, Dr. Rothman is subject to a non-solicitation provision for 18 months after termination of his employment.

INCOME TAXES	12 Months Ended
Oct. 31, 2010
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
9.    INCOME TAXES:

The Company has a net operating loss carry forward of approximately  $20,095,366 and  $19,466,268 at October 31, 2010 and 2009, respectively, available to offset taxable income through 2030.  Due to change in control provisions, the Company’s utilization of these losses may be limited. The tax effects of loss carry forwards give rise to a deferred tax asset and a related valuation allowance at October 31, as follows:

	2010	2009
Net operating loss carryforwards-federal	$8,038,146	$7,786,507
Stock based compensation	1,202,168	990,700
Research and development tax credits	-	216,134
Less valuation allowance	(9,240,314)	(8,993,341)
Deferred tax asset	$-	$-

The difference between income taxes computed at the statutory federal rate of 34% and the provision for income taxes relates to the following:

	Year ended October 31, 2010	Year ended October 31, 2009	Period from March 1, 2002 (inception) to October 31, 2010
Provision at federal statutory rate	34%	34%	34%
Valuation allowance	(34)	(34)	(34)
	-%	-%	-%

In a letter dated November 13, 2008 from the New Jersey Economic Development Authority we were notified that our application for the New Jersey Technology Tax Certificate Transfer Program was preliminarily approved. Under the State of New Jersey NOL Transfer Program for small business we received a net cash amount of  $922,020 on December 12, 2008 from the sale of our State Net Operating Losses (“NOL”) through December 31, 2007 of  $1,084,729. In January 2010, the company received a net cash amount of  $278,978 from the sale of some of our State Net Operating Losses (“NOL”) through December 31, 2008. The company plans to sell its Net Operating Losses and research tax credits for the 2009 fiscal year under the same State of New Jersey Program for small business.

We adopted ASC 740, Income Taxes, formerly Financial Interpretation Number 48, “Accounting for Uncertain Tax Positions” (“FIN 48”) on November 1, 2007. ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109,” Accounting for Income Taxes.” ASC 740 prescribes a recognition threshold and measurement of a tax position taken or expected to be taken in a tax return. We did not establish any additional reserves for uncertain tax liabilities upon adoption of ASC 740. There were no adjustments for uncertain tax positions in the current year.

We will account for interest and penalties related to uncertain tax positions, if any, as part of our provision for federal and state income taxes.

 We do not expect that the amounts of unrecognized benefits will change significantly within the next 12 months.

 We are no longer subject to audit under the statute of limitations by the Internal Revenue Service and state jurisdictions for 2006 through 2009.

CAPITALIZATION	12 Months Ended
Oct. 31, 2010
Capitalization, Long-Term Debt and Equity [Abstract]
Capitalization [Text Block]
10.  CAPITALIZATION

On November 12, 2004, Great Expectations and Associates, Inc. ("Great Expectations") acquired the Company through a share exchange and reorganization (the "Recapitalization"), pursuant to which the Company became a wholly owned subsidiary of Great Expectations. Great Expectations acquired (i) all of the issued and outstanding shares of common stock of the Company and the Series A preferred stock of the Company in exchange for an aggregate of 15,597,723 shares of authorized, but theretofore unissued, shares of common stock, no par value, of Great Expectations;. Prior to the closing of the Recapitalization, Great Expectations performed a 200-for-1 reverse stock split, thus reducing the issued and outstanding shares of common stock of Great Expectations from 150,520,000 shares to 752,600 shares. Additionally, 752,600 shares of common stock of Great Expectations were issued to the financial advisor in connection with the Recapitalization. Accordingly, the transaction is treated as a recapitalization, rather than a business combination. The historical financial statements of Advaxis are now the historical financial statements of the Company. Historical shareholders' equity (deficiency) of Advaxis has been restated to reflect the recapitalization, and include the shares received in the transaction.

On November 12, 2004, the Company completed an initial closing of a private placement offering (the “Private Placement”), whereby it sold an aggregate of  $2.925 million   worth of units to accredited investors. Each unit was sold for  $25,000 (the “Unit Price”) and consisted of (a) 87,108 shares of common stock and (b) a warrant to purchase, at any time prior to the fifth anniversary following the date of issuance of the warrant, to purchase 87,108 shares of common stock included at a price equal to  $0.40 per share of common stock (a “Unit”). In consideration of the investment, the Company granted to each investor certain registration rights and anti-dilution rights. Also, in November 2004, the Company converted approximately  $618,000 of aggregate principal promissory notes and accrued interest outstanding into Units.

On December 8, 2004, the Company completed a second closing of the Private Placement, whereby it sold an aggregate of  $200,000 of Units to accredited investors.

On January 4, 2005, the Company completed a third and final closing of the Private Placement, whereby it sold an aggregate of  $128,000 of Units to accredited investors.

            Pursuant to the terms of a investment banking agreement, dated March 19, 2004, by and between the Company and Sunrise Securities, Corp. (the “Placement Agent”), the Company issued to the Placement Agent and its designees an aggregate of 2,283,445 shares of common stock and warrants to purchase up to an aggregate of 2,666,900 shares of common stock. The shares were issued as part consideration for the services of the Placement Agent, as placement agent for the Company in the Private Placement. In addition, the Company paid the Placement Agent a total cash fee of  $50,530.

On January 12, 2005, the Company completed a second private placement offering whereby it sold an aggregate of  $1,100,000 of units to a single investor. As with the Private Placement, each unit issued and sold in this subsequent private placement was sold at  $25,000 per unit and is comprised of (i) 87,108 shares of common stock, and (ii) a five-year warrant to purchase 87,108 shares of our common stock at an exercise price of  $0.40 per share. Upon the closing of this second private placement offering the Company issued to the investor 3,832,753 shares of common stock and warrants to purchase up to an aggregate of 3,832,753 shares of common stock.

The aggregate sale from the four private placements was  $4,353,000, which was netted against transaction costs of  $329,673 for net proceeds of  $4,023,327.

Pursuant to a Securities Purchase Agreement dated February 2, 2006 ( $1,500,000 principal amount) and March 8, 2006 ( $1,500,000 principal amount) we issued to Cornell Capital Partners, LP (“Cornell”)  $3,000,000 principal amount of the Company’s Secured Convertible Debentures due February 1, 2009 (the “Debentures”) at face amount, and five year Warrants to purchase 4,200,000 shares of Common Stock at the price of  $0.287 per share and five year B Warrants to purchase 300,000 shares of Common Stock at a price of  $0.3444 per share.

The Debentures were convertible at a price equal to the lesser of (i)  $0.287 per share (“Fixed Conversion Price”), or (ii) 95% of the lowest volume weighted average price of the Common Stock on the market on which the shares are listed or traded during the 30 trading days immediately preceding the date of conversion (“Market Conversion Price”). Interest was payable at maturity at the rate of 6% per annum in cash or shares of Common Stock valued at the conversion price then in effect.

           Cornell agreed that (i) it would not convert the Debenture or exercise the Warrants if the effect of such conversion or exercise would result in its and its affiliates’ holdings of more than 4.9% of the outstanding shares of Common Stock, (ii) neither it nor its affiliates will maintain a short position or effect short sales of the Common Stock while the Debentures are outstanding, and (iii) no more than  $300,000 principal amount of the Debenture could be converted at the Market Conversion Price during a calendar month.

On August 24, 2007, we issued and sold an aggregate of  $600,000 principal amount promissory notes bearing interest at a rate of 12% per annum and warrants to purchase an aggregate of 150,000 shares of our common stock to three investors including Thomas Moore, our Chief Executive Officer. Mr. Moore invested  $400,000 and received warrants for the purchase of 100,000 shares of Common Stock. The promissory note and accrued but unpaid interest thereon are convertible at the option of the holder into shares of our common stock upon the closing by the Company of a sale of its equity securities aggregating  $3,000,000 or more in gross proceeds to the Company at a conversion rate which shall be the greater of a price at which such equity securities were sold or the price per share of the last reported trade of our common stock on the market on which the common stock is then listed, as quoted by Bloomberg LP. At any time prior to conversion, we have the right to prepay the promissory notes and accrued but unpaid interest thereon. Mr. Moore converted his  $400,000 bridge investment into 2,666,667 shares of common stock and 2,000,000  $0.20 Warrants based on the terms of the Private Placement. He was paid  $7,101 interest in cash.

On October 17, 2007, pursuant to a Securities Purchase Agreement, we completed a private placement resulting in  $7,384,235.10 in gross proceeds, pursuant to which we sold 49,228,334 shares of common stock at a purchase price of  $0.15 per share solely to institutional and accredited investors. Each investor received a five-year warrant to purchase an amount of shares of common stock that equals 75% of the number of shares of common stock purchased by such investor in the offering.

Concurrent with the closing of the private placement, the Company sold for  $1,996,700 to CAMOFI Master LDC and CAMHZN Master LDC, affiliates of its financial advisor, Centrecourt Asset Management (“Centrecourt”), an aggregate of (i) 10,000,000 shares of Common Stock, (ii) 10,000,000 warrants exercisable at  $0.20 (prior to anti-dilution adjustments) per share, and (iii) 5-year warrants to purchase an additional 3,333,333 shares of Common Stock at a purchase price of  $0.001 per share (the “ $0.001 Warrants”). The Company and the two purchasers agreed that the purchasers would be bound by and entitled to the benefits of the Securities Purchase Agreement as if they had been signatories thereto. The  $0.20 (prior to anti-dilution adjustments) Warrants and  $0.001 Warrants contain the same terms, except for the exercise price. Both warrants provide that they may not be exercised if, following the exercise, the holder will be deemed to be the beneficial owner of more than 9.99% of the Company’s outstanding shares of Common Stock. Pursuant to a consulting agreement dated August 1, 2007 with Centrecourt with respect to the anticipated financing, in which Centrecourt was engaged to act as the Company’s financial advisor, Registrant paid Centrecourt  $328,000 in cash and issued 2,483,333 warrants exercisable at  $0.20 (prior to anti-dilution adjustments) per share to Centrecourt, which Centrecourt assigned to the two affiliates.

All of the  $0.20 (prior to anti-dilution adjustments) Warrants and  $0.001 Warrants provide for adjustment of their exercise prices upon the occurrence of certain events, such as payment of a stock dividend, a stock split, a reverse split, a reclassification of shares, or any subsequent equity sale, rights offering, pro rata distribution, or any fundamental transaction such as a merger, sale of all of its assets, tender offer or exchange offer, or reclassification of its common stock. If at any time after October 17, 2008 there is no effective registration statement registering, or no current prospectus available for, the resale of the shares underlying the warrants by the holder of such warrants, then the warrants may also be exercised at such time by means of a “cashless exercise.”

            In connection with the private placement, we entered into a registration rights agreement with the purchasers of the securities pursuant to which we agreed to file a registration statement with the Securities and Exchange Commission with an effectiveness date within 90 days after the final closing of the offering. The registration statement was declared effective on January 22, 2008.

At the closing of this private placement, we exercised our right under an agreement dated August 23, 2007 with YA Global Investments, L.P. f/k/a Cornell Capital Partners, L.P. (“Yorkville”), to redeem the outstanding  $1,700,000 principal amount of our Secured Convertible Debentures due February 1, 2009 owned by Yorkville, and to acquire from Yorkville warrants expiring February 1, 2011 to purchase an aggregate of 4,500,000 shares of our common stock. We paid an aggregate of (i)  $2,289,999 to redeem the debentures at the principal amount plus a 20% premium and accrued and unpaid interest, and (ii)  $600,000 to repurchase the warrants.

On September 22, 2008, Advaxis, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Agreement”) with the Company’s Chief Executive Officer, Thomas Moore, pursuant to which the Company agreed to sell to Mr. Moore, from time to time, one or more senior promissory notes (each a “Note” and collectively the “Notes”) with an aggregate principal amount of up to  $800,000.

The Agreement was reviewed and recommended to the Company’s Board of Directors (the “Board”) by a special committee of the Board and was approved by a majority of the disinterested members of the Board. The Note or Notes, if and when issued, will bear interest at a rate of 12% per annum, compounded quarterly, and will be due and payable on (i) the earlier of the close of the Company’s next equity financing resulting in gross proceeds to the Company of at least  $6,000,000 (the “Subsequent Equity Raise”) or (ii) default under the terms of the Moore Agreement (the “Maturity Date”). The Note(s) may be prepaid in whole or in part at the option of the Company without penalty or any time prior to the Maturity Date.

In consideration of Mr. Moore’s agreement to purchase the Notes, the Company agreed that concurrently with the Subsequent Equity Raise, the Company will issue to Mr. Moore a warrant to purchase the Company’s common stock, which will entitle Mr. Moore to purchase a number of shares of the Company’s common stock equal to one share per  $1.00 invested by Mr. Moore in the purchase of one or more Notes. Such warrant would contain the same terms and conditions as warrants issued to investors in the Subsequent Equity Raise.  At October 31, 2010, with the agreement of Mr. Moore, the company had not issued these warrants to him.

SHAREHOLDERS' EQUITY	9 Months Ended	12 Months Ended
	Jul. 31, 2011	Oct. 31, 2010
Stockholders Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
7. SHAREHOLDERS’ EQUITY

Series B Preferred Stock Financing

On July 19, 2010, the Company entered into a Series B Preferred Stock Purchase Agreement with Optimus (the “Series B Purchase Agreement”), pursuant to which Optimus agreed to purchase, upon the terms and subject to the conditions set forth therein and described below, up to  $7.5 million of the Company’s newly authorized, non-convertible, redeemable Series B preferred stock (“Series B Preferred Stock”) at a price of  $10,000 per share.  Under the terms of the Series B Purchase Agreement, subject to the Company’s ability to maintain an effective registration statement for the Warrant Shares (as defined below), the Company may from time to time until July 19, 2013, present Optimus with a notice to purchase a specified amount of Series B Preferred Stock. Subject to satisfaction of certain closing conditions, Optimus is obligated to purchase such shares of Series B Preferred Stock on the 10th trading day after the date of the notice. The Company will determine, in its sole discretion, the timing and amount of Series B Preferred Stock to be purchased by Optimus, and may sell such shares in multiple tranches. Optimus will not be obligated to purchase the Series B Preferred Stock upon the Company’s notice (i) in the event the average closing sale price of the Company’s common stock during the nine trading days following delivery of such notice falls below 75% of the closing sale price of the Company’s common stock on the trading day prior to the date such notice is delivered to Optimus, or (ii) to the extent such purchase would result in the Company and its affiliates beneficially owning more than 9.99% of the Company’s outstanding common stock.  The Series B Preferred Stock is only redeemable at the option of the Company as set forth in the Company’s Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock and not otherwise subject to redemption or repurchase by the Company in any circumstances.

Pursuant to the Series B Purchase Agreement, on July 19, 2010, the Company issued to an affiliate of Optimus a three-year warrant to purchase up to 40,500,000 shares of the Company’s common stock (the “Warrant Shares”), at an initial exercise price of  $0.25 per share, subject to adjustment as described below.  The warrant consists of and is exercisable in tranches, with a separate tranche being created upon each delivery of a tranche notice under the Series B Purchase Agreement. On each tranche notice date, that portion of the warrant equal to 135% of the tranche amount will vest and become exercisable, and such vested portion may be exercised at any time during the exercise period on or after such tranche notice date. On and after the first tranche notice date and each subsequent tranche notice date, the exercise price of the warrant will be adjusted to the closing sale price of a share of the Company’s common stock on the applicable tranche notice date. The exercise price of the warrant may be paid (at the option of the affiliate of Optimus) in cash or by its issuance of a four-year, full-recourse promissory note, bearing interest at 2% per annum, and secured by a specified portfolio of assets. However, such promissory note is not due or payable at any time that (a) the Company is in default of any preferred stock purchase agreement for Series B Preferred Stock or any warrant issued pursuant thereto, any loan agreement or other material agreement or (b) there are any shares of the Series B Preferred Stock issued or outstanding.

On April 4, 2011,the  Company and Optimus  entered into an amendment to the Preferred Stock Purchase Agreement dated July 19, 2010  between the Company and Optimus.  Under the amendment Optimus  remains obligated, from time to time until July 19, 2013, to purchase up to an additional 284 shares of non-convertible, redeemable Series B Preferred Stock,  $0.001 par value per share (the “ Series B Preferred Stock ”) at a purchase price of  $10,000 per share upon notice from the Company to the Investor, subject to the satisfaction of certain conditions set forth in the Purchase Agreement.

In order to satisfy certain conditions set forth in the Purchase Agreement that would allow the Company to require the Investor to purchase the remaining shares of Series B Preferred Stock under the Purchase Agreement, the Amendment provides that, among other things, the Company will issue to the Holder a three-year warrant (the “ Additional Warrant ”) to purchase up to an additional 25,560,000 shares of the Company’s common stock, at an initial exercise price of  $0.15 per share, subject to adjustment as described below.  The Additional Warrant will become exercisable on the earlier of (i) the date on which a registration statement registering for resale the shares of the Company’s common stock issuable upon exercise of the Additional Warrant (the “ Warrant Shares ”) becomes effective and (ii) the first date on which such Warrant Shares are eligible for resale without limitation under Rule 144 (assuming a cashless exercise of the Additional Warrant).  The Additional Warrant consists of and is exercisable in tranches, with a separate tranche being created upon each delivery of a tranche notice under the Purchase Agreement.  On each tranche notice date, that portion of the Additional Warrant equal to 135% of the tranche amount will vest and become exercisable, and such vested portion may be exercised at any time during the exercise period on or after such tranche notice date.  On and after the first tranche notice date and each subsequent tranche notice date, the exercise price of the Additional Warrant will be adjusted to the closing sale price of a share of the Company’s common stock on the applicable tranche notice date.  The exercise price of the Additional Warrant may be paid (at the option of the Investor) in cash or by the Investor’s issuance of a four-year, full-recourse promissory note (each, a “ Promissory Note ”), bearing interest at 2% per annum, and secured by specified portfolio of assets.  However, no Promissory Note will be due or payable at any time that (a) the Company is in default of any preferred stock purchase agreement for Series B Preferred Stock or any warrant issued pursuant thereto, any loan agreement or other material agreement or (b) there are any shares of the Company’s Series B Preferred Stock issued or outstanding.  The Additional Warrant also provides for cashless exercise in certain circumstances. If a “Funding Default” (as such term is defined in the Additional Warrant) occurs and the Additional Warrant has not previously been exercised in full, the Company has the right to demand surrender of the Additional Warrant (or any remaining portion thereof) without compensation, and the Additional Warrant will automatically be cancelled.

On April 4, 2011, the Company and the Holder also entered into an Amended and Restated Security Agreement to ensure that any Promissory Note issued upon exercise of the Additional Warrant will be entitled to the benefits of the security and collateral provisions of the Security Agreement dated as of July 19, 2010.

From November 1, 2010, through July 31, 2011 the Company issued and sold 177 shares of non-convertible, redeemable Series B Preferred Stock to Optimus pursuant to the terms of a Preferred Stock Purchase.  Prior to closing on the Preferred Stock purchase, the company received  $300,000 from Optimus in exchange for promissory notes (subsequently repaid at closing).  The Company received gross proceeds of  $1.47 million (net proceeds of  $1.34 million) from this transaction.

In connection with these transactions, Optimus exercised 15,752,903 warrants at exercise prices ranging from  $.15 to  $.155. In addition, on April 4, 2011, under an amendment to the Preferred Stock Purchase Agreement dated July 19, 2010, the Company issued Optimus a three-year warrant to purchase 25,560,000 shares of the Company’s common stock at an initial exercise price of  $0.15.  As of July 31, 2011, 25,610,038 warrants remained outstanding.

As of July 31, 2011, the Company continued to have 284 shares of its Series B Preferred Stock available for sale to Optimus at a gross purchase price of  $10,000.  Under the terms of the May 2011 Notes, the Company may issue Optimus securities only to the extent the net proceeds of such issuance are used to repay May 2011 Noteholders.

Warrants

During the three months ending July 31, 2011, investors in the Company exercised 4,642,811 warrants at a price of  $0.15 per share, resulting in total proceeds to the Company of approximately  $696,000.  For the nine months ended July 31, 2011, investors in the Company exercised 7,233,341 warrants at a price of  $0.15, resulting in total proceeds to the Company of approximately  $1,085,000 In addition, in an effort to reduce the number of the warrants outstanding from the October 17, 2007 private placement by Advaxis, Inc. (the “Company”), the Company has entered into exchange agreements with certain of the holders of such warrants pursuant to which such holders received shares of the Company’s common stock, par value  $0.001 per share (the “Common Stock”), and/or warrants to purchase shares of Common Stock in amounts that were determined in such negotiations. As of July 31, 2011, the Company has exchanged October 2007 warrants to purchase 25,844,458 shares of Common Stock in return for 5,840,748 shares of Common Stock and new warrants to purchase an 11,096,297 shares of Common Stock. The new warrants issued pursuant to the exchanges are identical to the October 2007 warrants, except that such warrants do not contain any economic anti-dilution adjustment.  Therefore, the Company reduced the total number of outstanding warrants, subject to anti-dilution provisions, from approximately 83.7 million to 53.5 million warrants.

On June 24, 2011, certain institutional investors who had previously acquired warrants (the “New Warrants”) to purchase 11,096,297 shares of Advaxis, Inc.’s common stock (“Common Stock”) in exchange for certain outstanding warrants held by such institutional investors and originally issued on or about October 17, 2007 (the “October 2007 Warrants”) (which New Warrants are identical to the October 2007 Warrants, except that the New Warrants do not contain any economic anti-dilution adjustment rights), sold the New Warrants to certain individual investors, including Thomas A. Moore, Advaxis, Inc.’s Chief Executive Officer and Chairman of its Board of Directors, for an aggregate purchase price of  $350,000 (the “Transaction”).  Pursuant to the terms and conditions of the Transaction, Mr. Moore received New Warrants exercisable into 3,698,765 shares of Common Stock.

Some of our warrants (except the warrants issued to an affiliate of Optimus) contain “full-ratchet” anti-dilution provisions originally set at  $0.20 with a term of five years.  The Optimus transaction on January 11, 2010 triggered the anti dilution provisions of the warrant agreements requiring a reset of both the price of these warrants (from  $.20 to  $.17) and an increase in amount of warrants.  Subsequently, the Optimus transaction on September 28, 2010 triggered the anti-dilution provisions of the warrant agreements requiring a reset of both the price of these warrants (from  $0.17 to  $0.15) and an increase in the amount of warrants.  Therefore, any future financial offering or instrument issuance below  $0.15 per share of the Company’s common stock or warrants will cause further anti-dilution and/or repricing provisions in approximately 53.5 million of our outstanding warrants.

11. SHAREHOLDERS’ EQUITY :

Series A Preferred Stock Equity Financing

 For the twelve months ended October 31, 2010, the Company issued and sold 500 shares of nonconvertible, redeemable Series A Preferred Stock (“Series A Preferred Stock”) to Optimus Life Sciences Capital Partners LLC (“the Investor”) pursuant to the terms of a Preferred Stock Purchase Agreement between the Company and the Investor dated September 24, 2009 (the “Series A Purchase Agreement”).  The aggregate purchase price for the shares of Series A Preferred Stock was  $5,000,000 (of which the Company received approximately  $4,488,000, net of registration statement costs, commitment and legal fees of approximately  $512,000).  No more shares of Series A Preferred Stock remain available under the Series A Purchase Agreement.

 In connection with the issuance by the Company of Series A Preferred Stock, described above, an affiliate of the Investor exercised warrants to purchase 36,568,000 shares of the Company’s common stock at exercise prices ranging from  $0.17 to  $0.20 per share.  The Company, the affiliate and the Investor also agreed to waive certain terms and conditions in the Series A Purchase Agreement and such warrants in order to permit the affiliate of the Investor to exercise such warrants and acquire beneficial ownership of more than 4.99% of the Company’s common stock on the date of exercise.  As permitted by the terms of such warrants, the aggregate exercise price of approximately  $6,758,000 to be received by the Company is payable pursuant to 4 year full recourse promissory notes bearing interest at the rate of 2% per annum.

Series B Preferred Stock Financing

On July 19, 2010, the Company entered into a Series B Preferred Stock Purchase Agreement with Optimus (the “Series B Purchase Agreement”), pursuant to which the Investor agreed to purchase, upon the terms and subject to the conditions set forth therein and described below, up to  $7.5 million of the Company’s newly authorized, non-convertible, redeemable Series B preferred stock (“Series B Preferred Stock”) at a price of  $10,000 per share.  Under the terms of the Series B Purchase Agreement, and after the SEC has declared effective a registration statement relating to the Warrant Shares (as defined below), the Company may from time to time until July 19, 2013, present Optimus with a notice to purchase a specified amount of Series B Preferred Stock. Subject to satisfaction of certain closing conditions, the Investor is obligated to purchase such shares of Series B Preferred Stock on the 10th trading day after the date of the notice. The Company will determine, in its sole discretion, the timing and amount of Series B Preferred Stock to be purchased by the Investor, and may sell such shares in multiple tranches. The Investor will not be obligated to purchase the Series B Preferred Stock upon the Company’s notice (i) in the event the average closing sale price of the Company’s common stock during the nine trading days following delivery of such notice falls below 75% of the closing sale price of the Company’s common stock on the trading day prior to the date such notice is delivered to the Investor, or (ii) to the extent such purchase would result in the Company and its affiliates beneficially owning more than 9.99% of the Company’s outstanding common stock.

            On July 19, 2010, the Company issued 500 shares of Series B Preferred Stock to the Investor (“Series B Exchange Shares”) in exchange for the 500 shares of Series A Preferred Stock issued under the Series A Purchase Agreement so that all shares of the Company’s preferred stock held or subsequently purchased by the Investor under the Series B Purchase Agreement would be redeemable upon substantially identical terms.

Pursuant to the Series B Purchase Agreement, on July 19, 2010, the Company issued to an affiliate of the Investor a three-year warrant to purchase up to 40,500,000 shares of the Company’s common stock (the “Warrant Shares”), at an initial exercise price of  $0.25 per share, subject to adjustment as described below.  The warrant will become exercisable on the earlier of (i) the date on which a registration statement registering for resale the shares of common stock issuable upon exercise of the warrant becomes effective and (ii) the first date on which such Warrant shares are eligible for resale without limitation under Rule 144 (assuming a cashless exercise of the warrant).  The warrant consists of and is exercisable in tranches, with a separate tranche being created upon each delivery of a tranche notice under the Series B Purchase Agreement. On each tranche notice date, that portion of the warrant equal to 135% of the tranche amount will vest and become exercisable, and such vested portion may be exercised at any time during the exercise period on or after such tranche notice date. On and after the first tranche notice date and each subsequent tranche notice date, the exercise price of the warrant will be adjusted to the closing sale price of a share of the Company’s common stock on the applicable tranche notice date. The exercise price of the warrant may be paid (at the option of the affiliate of the Investor) in cash or by its issuance of a four-year, full-recourse promissory note, bearing interest at 2% per annum, and secured by a specified portfolio of assets. However, such promissory note is not due or payable at any time that (a) the Company is in default of any preferred stock purchase agreement for Series B Preferred Stock or any warrant issued pursuant thereto, any loan agreement or other material agreement or (b) there are any shares of the Series B Preferred Stock issued or outstanding.

For the period between July 19, 2010 and October 31, 2010 the Company issued and sold 289 shares of nonconvertible, redeemable Series B Preferred Stock (“Series B Preferred Stock”) to Optimus Life Sciences Capital Partners LLC (“the Investor”) pursuant to the terms of the Series B Agreement between the Company and the Investor dated July 19, 2010.  The aggregate purchase price for the shares of Series B Preferred Stock was  $2,890,000 (of which the company received  $2,545,000, net of commitment and legal fees of  $345,000).

In connection with the issuance by the Company of the Series B Preferred Stock described above, an affiliate of the Investor exercised  warrants to purchase 24,697,059 shares of the Company’s common stock at exercise prices ranging from  $0.15 to  $0.17 per share.  The Company, the affiliate and the Investor also agreed to waive certain terms and conditions in the Series B Purchase Agreement and such warrants in order to permit the affiliate of the Investor to exercise such warrants and acquire beneficial ownership of more than 4.99% of the Company’s common stock on the date of exercise.  As permitted by the terms of such warrants, the aggregate purchase price of approximately  $3,901,500 received by the Company is payable pursuant to four year, full recourse promissory notes bearing interest at the rate of 2% per annum.

On September 28, 2010, Advaxis, Inc. (the “ Company ”) issued and sold 165 shares of Series B preferred stock (part of the 289  preferred shares sold between July 19, 2010 and October 31, 2010) to Optimus pursuant to the terms of the Series B Purchase Agreement.  The aggregate purchase price for the shares of Series B Preferred Stock was  $1.65 million (of which the Company received  $1.505 million.  The Company has agreed to pay a fee of  $140,000 to the Investor in consideration of (i) the closing of the purchase of the Series B Preferred Stock taking place prior to 10 trading days following the delivery of the tranche notice as required by the Purchase Agreement, (ii) the Investor allowing the Company to increase the amount of the original tranche notice after it was originally delivered to the Investor and (iii) the waiver by the Investor of a closing condition under the Purchase Agreement.  As of September 28, 2010, 461 shares of Series B Preferred Stock remained available for sale under the Series B Purchase Agreement.

In connection with the September 28, 2010 issuance by the Company of the Series B Preferred Stock described above, an affiliate of Optimus exercised a warrant to purchase 14,850,000 shares of the Company’s common stock at an exercise price of  $0.15 per share.  As permitted by the terms of these warrants, the aggregate exercise price of approximately  $2,227,500 received by the Company is payable pursuant to four-year full recourse promissory notes bearing interest at the rate of 2% per year.

Warrants

Almost all of our warrants (except the warrants issued to an affiliate of Optimus) contain “full-ratchet” anti-dilution provisions originally set at  $0.20 with a term of five years.  The Optimus exercise of warrants on January 11, 2010 triggered the anti dilution provisions of the warrant agreements requiring a reset of both the price of these warrants (from  $.20 to  $.17) and an increase in amount of warrants.  Subsequently, the Optimus exercise of warrants on September 28, 2010 triggered the anti-dilution provisions of the warrant agreements requiring a reset of both the price of these warrants (from  $0.17 to  $0.15) and an increase in the amount of warrants.  Therefore, any future financial offering or instrument issuance below  $0.15 per share of the Company’s common stock or warrants (subject to certain exceptions) will cause further anti-dilution and/or repricing provisions in   the above mentioned 87.4 million outstanding warrants (see table in Note 5). During September 2010, the company issued additional warrants to bridge note holders to mirror the “ratchet effect” warrants and repricing of the 2007 Private Placement transaction. In September 2010, the company issued approximately 1.9 million of such warrants to bridge note holders, valued using the BSM model, at approximately,  $206,000.

FAIR VALUE	9 Months Ended	12 Months Ended
	Jul. 31, 2011	Oct. 31, 2010
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
8.    FAIR VALUE

The authoritative guidance for fair value measurements defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or the most advantageous market for the asset or liability in an orderly transaction betweenmarket participants on the measurement date. Market participants are buyers and sellers in the principal market that are (i) independent, (ii)knowledgeable, (iii) able to transact, and (iv) willing to transact. The guidance describes a fair value hierarchy based on the levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

• Level 1 — Quoted prices in active markets for identical assets or liabilities

• Level 2— Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or corroborated by observable market data or substantially the full term of the assets or liabilities

•  Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the value of the assets or liabilities

In accordance with FASB ASC 820, “Fair Value Measurements and Disclosures”, the following table represents the Company’s fair value hierarchy for its financial liabilities measured at fair value on a recurring basis as of July 31, 2011:

Level 3 — 2011
Fair Value of Embedded Derivative	$1,086,599
Common Stock Warrants	$7,936,668
Total	$9,023,267

. Accordingly, the derivatives were valued using the Black-Scholes model as described in Note 4

In accordance with the fair value hierarchy described above, the following table shows the fair value of the Company's financial instruments that are required to be measured at fair value as of July 31, 2011 and October 31, 2010:

July 31, 2011	Level 1	Level 2	Level 3	Total

Common stock warrant liability, warrants exercisable at $.15 - $0.1952 from February 2011 through November 2015	$-	$	$7,936,668	$7,936,668
Embedded derivative liability, convertible at $0.15 from August 2011 through May 2012	$-	$	$1,086,599	$1,086,599

October 31, 2010	Level 1		Level 2	Level 3	Total

Common stock warrant liability, warrants exercisable at $.15 - $0.287 from February 2011 through August 2015	$		$	$13,006,194	$13,006,194
C Embedded derivative liability, convertible at $0.15 from October 2010 through May 2011		$-	$	$81,028	$81,028

As of July 31, 2011, the fair values of the Company's Level 3 financial instruments were  $9,023,267. As of October 31, 2010, the fair values of these financial instruments, classified as Level 2 financial instruments, were  $13,087,222.  These financial instruments consist of common stock warrants and embedded derivatives.

As of July 31, 2011 and October 31, 2010, the Company held on Level 2 or Level 1 financial instruments.

As of July 31, 2011, the fair value of the Company's Level 3 financial instruments totaled  $9,023,267.  The Level 3 financial instruments consist of common stock warrants issued by the Company between October 2005 and May 2011, which include features requiring liability treatment of the warrants. The fair value of warrants issued to purchase 123,034,864 shares of the Company’s common stock was estimated by the Company using the Black-Scholes model (BSM Model).  The Company computes valuations, each quarter, using the BSM model for each warrant to account for the various possibilities that could occur due to changes in the inputs to the BSM model as a result of contractually-obligated changes (for example, changes in strike price to account for down-round provisions). The Company effectively weights each calculation based on the likelihood of occurrence to determine the value of the warrant at the reporting date.

There were no transfers of assets or liabilities between level 1, level 2 and level 3 during the nine months ended July 31, 2011 or 2010.

The following table summarizes the changes in fair value of the Company's Level 3 financial instruments for the nine months ended July 31, 2011:  The following table summarizes the changes in fair value of the Company’s Level 2 financial instruments for the nine months ended July 31, 2010.

	July 31, 2011	July 31, 2010
Beginning balance at October 31, 2010 and 2009	$13,087,222	$13,048,248
Issuance of common stock warrants	3,840,472	7,496,682
Issuance of embedded derivatives associated with convertible notes	2,998,957	539,354
Note Conversions and Payoffs	(562,953	(778,737)
Exercises and/or Exchanges of Warrants	(3,209,766)	(4,968,654)
Reclassification of liabilities to equity	(248,570)	-
Change in fair value	(6,882,095)	2,747,727
Ending balance	$9,023,267	$18,084,620

12. Fair Value

The authoritative guidance for fair value measurements defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or the most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Market participants are buyers and sellers in the principal market that are (i) independent, (ii) knowledgeable, (iii) able to transact, and (iv) willing to transact. The guidance describes a fair value hierarchy based on the levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

•	Level 1 — Quoted prices in active markets for identical assets or liabilities

•
Level 2— Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or corroborated by observable market data or substantially the full term of the assets or liabilities

•	Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the value of the assets or liabilities

In accordance with FASB ASC 820, “Fair Value Measurements and Disclosures”, the following table represents the Company’s fair value hierarchy for its financial liabilities measured at fair value on a recurring basis as of October 31, 2010:
Level 2
2010

Fair Value of Embedded Derivative	$81,028

Common Stock Warrants	13,006,194

Total	$13,087,222

The derivative instruments were valued using the market approach, which is considered Level 2 because it uses inputs other than quoted prices in active markets that are either directly or indirectly observable. Accordingly, the derivatives were valued using the Black-Scholes model as described in Note 6.

SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Jul. 31, 2011	Oct. 31, 2010
Subsequent Events [Abstract]
Subsequent Events [Text Block]
9. SUBSEQUENT EVENTS

Junior Unsecured Convertible Notes

During August 2011, the Company repaid one junior unsecured convertible promissory note in the amount of  $29,412.  In addition,  during August 2011, the Company issued 886,428 shares of common stock in full satisfaction of three junior unsecured convertible promissory notes in the aggregate principal amount of approximately  $133,000.

May 2011 Notes

During August 2011, investors converted  $37,000 in principal, due under the May 2011 Notes, into 246,667 shares of common stock in the Company.

Warrants

On August 29, 2011, Mr. Moore entered into an exchange agreement with the Company (the “Exchange Agreement”), pursuant to which he received a new warrant to purchase 7,674,512 shares of Common Stock (which new warrant (the “Warrant”) is identical to the October 2007 warrant except that it does not contain any economic anti-dilution adjustment rights, all as more particularly described in the Warrant attached hereto as Exhibit 4.1) in exchange for (i) surrendering an October 2007 warrant to purchase 2,666,667 shares of Common Stock and (ii) amending a Note Purchase Agreement, dated as of September 22, 2008, by and between the Company and Mr. Moore, to terminate his right to receive warrants in connection with an equity financing, including the equity financing the Company completed in May 2011, which otherwise would have permitted Mr. Moore to receive a warrant to purchase 4,118,956 shares of Common Stock.

13. SUBSEQUENT EVENTS

Series B Preferred Equity Financing

On November 15, 2010, Advaxis, Inc. (the “ Company ”) issued and sold 61 shares of Series B preferred to Optimus pursuant to the terms of the Series B Purchase Agreement.  The aggregate purchase price for the shares of Series B Preferred Stock was  $610,000 (of which the Company received  $605,000. As of November 5, 2010, 400 shares of Series B Preferred Stock remained available for sale under the Series B Purchase Agreement.

In connection with the November 15, 2010 issuance by the Company of the Series B Preferred Stock described above, an affiliate of Optimus exercised a warrant to purchase 5,312,903 shares of the Company’s common stock at an exercise price of  $0.155 per share.  As permitted by the terms of these warrants, the aggregate exercise price of approximately  $823,500 received by the Company is payable pursuant to four-year full recourse promissory notes bearing interest at the rate of 2% per year.

On December 30, 2010, Advaxis, Inc. (the “ Company ”) issued and sold 72 shares of Series B preferred to Optimus pursuant to the terms of the Series B Purchase Agreement.  The aggregate purchase price for the shares of Series B Preferred Stock was  $720,000. The company received approximately  $473,000 (net of  $150,000 used to repay a short-term promissory note due Optimus, approximately  $20,000 in legal and early payment fees and approximately  $77,000 in redemption fees).

On December 30, 2010, immediately following the closing of the above Transaction, the Company redeemed two hundred twenty-six (226) shares of Series B Preferred Stock held by the Investor for an aggregate redemption price of  $3,141,004 consisting of (i) cash in an amount of  $76,622 and (ii) cancellation of certain promissory notes issued by an affiliate of the Investor to the Company in the aggregate amount of  $3,064,382.  As of December 30, 2010, 328 shares of Series B Preferred Stock remained available for sale under the Series B Purchase Agreement.

In connection with the December 30, 2010 issuance by the Company of the Series B Preferred Stock described above, an affiliate of Optimus exercised a warrant to purchase 6,480,000 shares of the Company’s common stock at an exercise price of  $0.15 per share.  As permitted by the terms of these warrants, the aggregate exercise price of approximately  $972,000 received by the Company is payable pursuant to four-year full recourse promissory notes bearing interest at the rate of 2% per year.

Junior Subordinated Convertible Promissory Notes

In November 2010, the Company entered into Bridge Note agreements whereby certain accredited investors acquired junior subordinated convertible promissory notes of the Company in the aggregate face amounts of approximately  $432,000 for aggregate net purchase prices of  $410,000. These junior subordinated convertible promissory notes mature in 60 days from their origination, subject to certain provisions in the note agreement.  In addition, the Company also entered into Bridge Note agreements whereby certain accredited investors acquired junior subordinated convertible promissory notes of the Company in the aggregate face amounts of approximately  $500,000 for aggregate net purchase prices of  $425,000.  These junior subordinated convertible promissory notes mature on or before August 31, 2011, subject to certain provisions in the note agreement.

In November 2010, the Company repaid five junior bridge notes that were due during fiscal 2010, in the principal amounts of  $187,582.  Approximately  $206,500 in unpaid principal, due prior to October 31, 2010, remains outstanding as of January 24, 2011.

In January and February 2011, the Company issued in private placements to certain accredited investors, junior unsecured convertible promissory notes in the aggregate principal face amount of  $452,941, for an aggregate net purchase price of  $395,000 and (ii) warrants to purchase an aggregate of 1,642,500 shares of its common stock, each at an exercise price of  $0.15 per share, subject to adjustments upon the occurrence of certain events.  These junior unsecured convertible promissory notes have maturity dates ranging from 90 days to nine months from their date of issue.